AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 21, 2017

1933 ACT REGISTRATION NO. 333-199286

1940 ACT REGISTRATION NO. 811-21988

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933    ☒

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 2

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940     ☒

POST-EFFECTIVE AMENDMENT NO. 57

(CHECK APPROPRIATE BOX OR BOXES)

PRIAC VARIABLE CONTRACT ACCOUNT A

(Exact Name of Registrant)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

(Name of Depositor)

280 TRUMBULL STREET

HARTFORD, CONNECTICUT 06103-3509

(860) 534-2000

(Address and telephone number of Depositor’s principal executive offices)

C. CHRISTOPHER SPRAGUE

VICE PRESIDENT AND CORPORATE COUNSEL

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

200 WOOD AVENUE SOUTH

ISELIN, NJ 08830-2706

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2017 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a) of Rule 485

☐on May 1, 2017 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered:

Interests in Group Variable Annuity Contracts

PRUDENTIAL RETIREMENT SECURITY ANNUITY VI

PROSPECTUS: MAY 1, 2017

This prospectus describes the Prudential Retirement Security Annuity VI, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC,” the “Company,” “we,” “our,” or “us”) and the PRIAC Variable Contract Account A as an interest in a group annuity. The Annuity or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.

The Annuity is sold by PRIAC to retirement plans qualifying for federal tax benefits under sections 401(a), 403(b), or 457 (governmental) of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible investors may contribute Purchase Payments to the Annuity subject to our underwriting guidelines and the Code. For general information regarding your plan and the benefits provided thereunder, you should contact your plan’s Designated Record Keeper (defined in the Glossary), as we do not service your retirement plan.

Prudential Retirement Security Annuity VI is not available for the transfer or conversion of Prudential IncomeFlex Target® Benefit guarantees under a qualified retirement plan sponsored by your employer or union that offers an in-plan Prudential IncomeFlex Target Benefit.

If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Before purchasing this Annuity, you also should consider whether its features and benefits meet your needs and goals. In particular, you should consider the relative features, benefits and costs of this Annuity compared with those in your retirement plan or elsewhere before investing in this Annuity. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America.

PLEASE READ THIS PROSPECTUS

This prospectus describes important features of the Annuity and what you should consider before purchasing it. Please read this prospectus before purchasing the Annuity. The accompanying prospectus for the underlying mutual fund contains important information about the mutual fund. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.

In compliance with United States law, PRIAC will deliver this prospectus to Contract Owners that currently reside outside the United States.

THE FUND

The Annuity offers a Variable Investment Option, a Sub-account of the PRIAC Variable Contract Account A, that invests in an underlying mutual fund portfolio. The Sub-account invests in the Vanguard Balanced Index Fund® (Institutional Shares).

The fund available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your employer, rather than to information that may be available through alternate sources.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), or 457 (governmental) of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.

TO LEARN MORE ABOUT PRUDENTIAL RETIREMENT SECURITY ANNUITY VI

This prospectus sets forth the information about the Contract that a prospective investor ought to know before investing, and should be kept for future reference. Additional information about the Contact has been filed with the U.S. Securities & Exchange Commission (SEC), and is available upon written or oral request without charge. Such additional information includes the Statement of Additional Information (SAI) dated May 1, 2017. The SAI has been filed with the SEC and is legally a part of this prospectus. PRIAC may also file other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can also be obtained from the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file number 333-199286). You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a website (http://www.sec.gov) that contains the Prudential Retirement Security Annuity VI SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus. The prospectus and SAI describe only the Annuity and the Sub-account available under the Annuity, and do not purport to describe every investment option available to you under your retirement plan. For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE ANNUITY IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(i)

(ii)

PART I – SUMMARY

PRUDENTIAL RETIREMENT SECURITY ANNUITY VI PROSPECTUS

This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials, PRIAC is not acting as your fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.

GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information.

Accumulation Phase: The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the Contract is terminated through a full withdrawal or payment of a Death Benefit.

Accumulation Unit and Accumulation Unit Value: We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as all insurance and administrative expenses. The number of Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.

Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.

Annual Guaranteed Withdrawal Amount: Under the terms of the Prudential IncomeFlex Target Benefit, an amount that you may withdraw each Withdrawal Period as long as you live (if the optional Spousal Benefit is elected, then until the last to die of you and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.

Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.

Annuity Date: The date you elect to begin Annuity Payments (annuitization).

Annuity Option: An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

Annuity Payment: Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the Prudential IncomeFlex Target Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The Prudential IncomeFlex Target Benefit” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.

Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.

Birthday: Each anniversary of your date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of your date of birth.

Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early.

Code: The Internal Revenue Code of 1986, as amended.

Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Prudential Retirement Service Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary. If after the Contract Date and before the Lock-In Date the Contract Value is equal to $0.00, then any subsequent allocation to a Variable Investment Option, permitted by us, on behalf of a Participant shall create a new Contract Date.

Contract Owner, Owner or You: The person or entity entitled to the ownership rights under the Contract. Although the Contract is issued only to Plan Contract Holders (i.e., the kinds of retirement plans specified on the cover page of the prospectus), participants in such plans make purchase payments and have various other rights under the Contract. Where appropriate in the context involved, references to “Contract Owner,” “Owner,” “You,” and “you” may refer to the plan participant rather than the Plan Contract Holder.

Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option. Your Contract Value will go up or down based on the performance of the investment options.

Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 4, “What Is The Death Benefit?”

Designated Record Keeper: The third party record keeper designated by your employment based retirement plan. Currently, the Designated Record Keeper is Great-West Life & Annuity Insurance Company, 8515 E. Orchard Road, Greenwood Village, CO 80111.

Excess Withdrawal: Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Good Order: Sufficiently clear instruction received by the Designated Record Keeper on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.

Guaranteed Withdrawal Percentage: The percentage of the Income Base used to determine the Annual Guaranteed Withdrawal Amount. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Highest Birthday Value: For purposes of determining the Income Base, the initial Highest Birthday Value is the Contract Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday, until the Lock-In Date. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Income Base: The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, the Income Base may increase or decrease, resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference purposes.

Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Spousal Benefit).

Participant: A Participant in a retirement plan or arrangement.

Plan Contract Holder: The employer, trust or association to which a group annuity contract has been issued.

Prudential IncomeFlex Target Benefit or IncomeFlex Target Benefit: A standard feature of the Annuity that guarantees your ability to withdraw a percentage of an initial notional value called the Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.

Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.

Purchase Payment: The amount of money you pay us to purchase the Contract initially and any amounts deposited as additional Purchase Payments after the Contract Date, including payments allocated from other investment options and contracts. Generally, subject to limits of the Code and your plan, you can make additional Purchase Payments at any time during the Accumulation Phase.

Separate Account: Purchase Payments allocated to the Variable Investment Option are held by us in a separate account called PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of PRIAC.

Spousal Benefit: An optional version of the Prudential IncomeFlex Target Benefit, if elected and certain conditions are satisfied, which extends guaranteed withdrawals until the last to die of you and your spouse or civil union partner. While there is no additional charge for this version of the benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.

Step-Up Amount: The excess, if any, of the Contract Value over the Income Base, determined annually as of the Step-Up Date.

Step-Up Date: After the Lock-In Date, the Business Day that immediately precedes your Birthday.

Sub-account: A Variable Investment Option offered under PRIAC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.

Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that the only way to receive Tax Deferral for the value in this Contract is for it to be held in a tax favored plan (an employment based retirement plan), which provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”

Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund, which we may refer to as a fund or portfolio, that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of PRIAC that invests in a particular mutual fund is referred to in your Contract as a Sub-account.

Withdrawal Period: Each year beginning on the Participant’s Birthday and ending on the last day preceding the next Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs you will pay for the Prudential Retirement Security Annuity VI. The following tables describe the fees and expenses you will pay when buying, owning, and surrendering your interest in the Contract. The first table describes the fees and expenses you will pay when you buy an interest in the Contract, surrender an interest in the Contract or transfer cash value between investment options.

For more detailed information, including additional information about current and maximum charges, see Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity VI?” The accompanying individual mutual fund prospectus contains detailed expense information about the underlying mutual fund.

CONTRACT OWNER TRANSACTION EXPENSES
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions [1]
(As a Percentage of Contract Value)	0% to 3.5%

1	For additional information see “Taxes Attributable to Premium” in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity VI?”

PERIODIC ACCOUNT EXPENSES
The table below describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.
	Current	Maximum
Annual Contract Fee [2]	$0	$150
Insurance and Administrative Expenses (As a percentage of average daily net assets of the Sub-account)
Insurance and Administrative Charge [3]	0.075%	1.50%
IncomeFlex Target Benefit [4]	1.00%	1.50%
Total Annual Charge with the IncomeFlex Target Benefit [5]	1.075%	3.00%

2	Currently, we waive this fee. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.
3	The Insurance and Administrative Charge compensates PRIAC for the insurance risks it assumes and the administrative costs it incurs under the Contract. PRIAC pays the entirety of the administrative portion of the charge to the Designated Record Keeper, for record keeping services performed by the Designated Record Keeper in connection with the investment by Plan Contract Holders and their Participants in the Contract.
4	The 1.50% charge is the maximum that we can impose for the Incomeflex Target Benefit under this Contract. This maximum applies whether or not you have the Spousal Benefit and/or whether or not you have a Step-Up of the Income Base.
5	The total annual charge is the sum of the insurance and administrative charge and the charge for the IncomeFlex Target Benefit.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the operating expenses charged by the underlying mutual fund, which are deducted from the underlying mutual fund assets, including management fees and other expenses that you may pay periodically during the time that you own the Contract. More detail on the underlying mutual fund’s fees and expenses is contained below and in the fund’s prospectus. The total operating expenses depicted below are based on historical fund expenses, as of the fiscal year ended December 31, 2016, for Institutional Shares of the Vanguard Balanced Index Fund. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity VI Contract, and may vary from year to year.

Total Annual Underlying Mutual Fund Operating Expense	0.06%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in %)
	Management Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Vanguard Balanced Index Fund (Institutional Shares)	0.06%	0.00%	0.06%

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses, without any reduction for fee waivers or expense reimbursements.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the mutual fund, for its most recent fiscal year end, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

EXPENSES WITH PRUDENTIAL INCOMEFLEX TARGET BENEFIT

The Example assumes the following:

∎	You invest $10,000 in Prudential Retirement Security Annuity VI;
∎	You allocate all of your assets to the Variable Investment Option;
∎	Your investment has a 5% return each year;
∎	The mutual fund’s total operating expenses remain the same each year;
∎	No tax charge applies;
∎	With the exception of the Annual Contract Fee, the maximum Periodic Account Expenses are applied, rather than the current charges;
∎	The maximum charge for the IncomeFlex Target Benefit is imposed; and
∎	No reduction for fee waivers or expense reimbursements.

THE EXPENSES IN THIS EXAMPLE DO NOT VARY WHETHER YOU SURRENDER YOUR INTEREST IN THE ANNUITY, DO NOT SURRENDER YOUR INTEREST IN THE ANNUITY, OR ANNUITIZE AT THE END OF THE APPLICABLE STATED TIME PERIOD.

EXAMPLE
1 yr	3 yrs	5 yrs	10 yrs
$309	$945	$1,606	$3,374

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. PREMIUM TAXES ARE NOT REFLECTED IN THIS EXAMPLE. DEPENDING ON THE STATE YOU LIVE IN, A CHARGE FOR PREMIUM TAXES MAY APPLY. YOUR ACTUAL FEES WILL VARY BASED ON THE AMOUNT OF YOUR CONTRACT. PLEASE SEE SECTION  6, “HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY VI?”

FINANCIAL STATEMENTS

The financial statements of PRIAC and the Separate Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

Accumulation Unit Values have been included at the end of this prospectus.

SUMMARY FOR SECTIONS 1 – 10

For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus. This prospectus discloses all material features of the Prudential Retirement Security Annuity VI, including all state-specific variations of the Contract.

SECTION 1: What Is The Prudential Retirement Security Annuity VI?

The Prudential Retirement Security Annuity VI is a variable annuity contract issued by PRIAC. The Contract may be used to fund retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), or 457 (governmental) of the Code. The Contract features a Variable Investment Option, certain withdrawal and Annuity Options and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes.

Group annuity contracts are typically issued to Plan Contract Holders. The Plan Contract Holder then makes contributions to the Contract on behalf of eligible employees or members, which may include payroll deductions or similar agreements with the Plan Contract Holder as permitted by the retirement plan.

You can invest your money in the Variable Investment Option available under the Contract, which offers the opportunity for a favorable return that can increase your Contract Value. However, this is NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease.

The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, since you have purchased this Annuity through a qualified retirement plan, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the Prudential IncomeFlex Target Benefit. The Annuity Phase starts when you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age, and the payout option you select.

We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.

If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be as long as thirty (30) days, depending on applicable state law.

During the applicable free look period, you can notify the Designated Record Keeper, as we do not service your plan, and request a refund. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. Please note that payments made directly to a plan participant are subject to a mandatory 20% federal income tax withholding. The taxpayer cannot choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.

SECTION 2: What Investment Option Can I Choose?

You can invest your money in the Variable Investment Option. The only Variable Investment Option under this Contract is the Vanguard Balanced Index Fund of the Vanguard Valley Forge Funds. To assist you in evaluating the option, we have classified it according to its investment style. Additionally, we have provided a brief description of the portfolio’s investment objective and key policies, which is set forth in Section 2.

The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.

Depending upon market conditions, you may earn or lose money in the option. Your Contract Value will fluctuate with the investment performance of the mutual fund portfolio underlying the Variable Investment Option. Past performance is not a guarantee of future results.

SECTION 3: What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)

During the Annuity Phase, commonly called “annuitization,” you may choose from several annuity payment options, including guaranteed payments for life with period certain. Once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.

Note that during the Accumulation Phase, the Prudential IncomeFlex Target Benefit (discussed in Section 5) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.

SECTION 4: What Is The Death Benefit?

If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Death Benefit in the amount of the Contract Value. Your employment based retirement plan may require payment of the Death Benefit in the form of a Qualified Pre-Retirement Survivor Annuity (“QPSA”) or other payment method. If your plan requires payment in the form of a QPSA, please see “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?” for important considerations before electing the Spousal Benefit. In addition, a surviving spouse may be eligible to continue this Contract and the Spousal Benefit. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

SECTION 5: What Is The Prudential IncomeFlex Target Benefit?

The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting Prudential IncomeFlex Target Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit). If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a Qualified Joint and Survivor Annuity (“QJSA”) or QPSA. See “Other Important Considerations” in Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”

Prudential IncomeFlex Target Benefit is a standard feature of the Annuity that applies to the Annuitant automatically. The Spousal Benefit is optional. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed Withdrawal Amount will be less than if you had not elected it. For additional information about the fees for the Prudential IncomeFlex Target Benefit, see “Summary of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity VI?”

SECTION 6: How Can I Purchase The Prudential Retirement Security Annuity VI?

The Contract is available only to fund retirement plans qualifying for favorable tax treatment under the Code.

Generally, subject to the Code and/or the terms of your retirement plan, you can make additional Purchase Payments at any time during the Accumulation Phase of the Contract.

Absent our prior approval, we may suspend your ability to make additional Purchase Payments during the time period that begins with either of the following: (a) the date of an Excess Withdrawal or (b) any withdrawal before the Lock-In Date. The length of the suspension period is at our discretion. However, in applying any such suspension, we will not discriminate unfairly against any Participant, nor will the length of any suspension exceed 90 days. This restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.

SECTION 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity VI?

The Contract has insurance features and investment features, and there are costs related to each.

∎	Annual Contract Fee: Each year we may impose an annual contract fee of up to $150.00.
∎

Insurance and Administrative Charge: We impose an asset-based charge to cover expenses and certain insurance risks. We deduct this charge daily from the net asset value of the Variable Investment Option.

∎

Prudential IncomeFlex Target Benefit Charge: We impose an asset-based charge for the Prudential IncomeFlex Target Benefit. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” This charge compensates us for the costs and risks we assume in providing the benefit. We deduct this charge daily from the net asset value of the Variable Investment Option.

∎	Fund Expenses: You will bear the expenses associated with the underlying mutual fund that are deducted from the underlying fund’s assets.

For more information, including details about other possible charges under the Contract, see “Summary Of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity VI?”

SECTION 8: How Can I Access My Money?

You may withdraw money subject to any restrictions imposed by the Code and your retirement plan. For example, certain retirement plans may permit withdrawals only upon earlier of severance from employment, death, disability, attaining a minimum age or the happening of an unforeseeable emergency.

This Contract provides an insurance benefit, called the Prudential IncomeFlex Target Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value. You are not required to withdraw these guaranteed amounts.

SECTION 9: What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?

This Contract is offered to fund certain employment-based retirement plans.

Except for withdrawals of Roth account contributions and qualified Roth account withdrawals, generally, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income.

In some cases, the tax on lump sum distributions may be limited by special income averaging rules. Premature withdrawals may be prohibited or subject to a tax penalty.

The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. You should consult with your tax advisor for more specific information about the tax treatment of your plan withdrawals.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans qualifying for federal tax benefits under sections 401(a), 403(b), or 457 (governmental) of the Internal Revenue Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.

SECTION 10: Other Information

This Contract is issued by Prudential Retirement Insurance and Annuity Company, a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract is sold through registered representatives of an affiliated broker-dealer.

The Prudential IncomeFlex Target Benefit, offered under this Contract, is administered by PRIAC. However, PRIAC does not service your retirement plan. Your plan has a Designated Record Keeper, acting on its behalf, which provides record keeping services.

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PART II SECTIONS 1 – 10

PRUDENTIAL RETIREMENT SECURITY ANNUITY VI PROSPECTUS

1: WHAT IS THE PRUDENTIAL RETIREMENT SECURITY ANNUITY VI?

The Prudential Retirement Security Annuity VI is a variable annuity contract issued by PRIAC. PRIAC is solely responsible for its obligations under Prudential Retirement Security Annuity VI, and there are no support agreements from third parties relating to the capitalization of PRIAC. Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” for further details. These withdrawals are different than Annuity Payments.

This Annuity contract does not benefit from Tax Deferral, unlike many Annuity contracts that generally do when sold outside a tax favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is only offered to fund certain employment based retirement plans, which generally provide Tax Deferral without investing in an annuity contract. If this Contract were offered outside of such tax qualified plans, you would not receive Tax Deferral. Before purchasing this Annuity, you should consider whether its features and benefits, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your retirement plan or elsewhere.

The Prudential Retirement Security Annuity VI is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets to the Variable Investment Option. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual fund’s portfolio fluctuates in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the value of your investment in the investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.

A group annuity contract is issued to a Plan Contract Holder. By notifying us, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees. Even though the Contract was issued to a Plan Contract Holder, the Contracts generally provide that Participants will have the rights and interests under the Annuity that are described in this prospectus. A particular plan may limit a Participant’s exercise of certain rights under the Contract. A Participant should review the provisions of their employer’s plan or arrangement to identify and consider any such limitations.

The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code or your retirement plan, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

You should contact the Designated Record Keeper for general information regarding your plan and the benefits provided thereunder. See “Designated Record Keeper” in Section  10, “Other Information.”

SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”

If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be as long as thirty (30) days, depending on applicable state law.

During the applicable free look period, you can notify the Designated Record Keeper, as we do not service your plan, and request a refund. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. Please note that payments made directly to a plan participant are subject to a mandatory 20% federal income tax withholding. The taxpayer cannot choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.

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2: WHAT INVESTMENT OPTION CAN I CHOOSE?

The Contract provides you with one Variable Investment Option into which you may allocate your Purchase Payments.

The Variable Investment Option invests in the Vanguard Balanced Index Fund, which is a series of the Vanguard Valley Forge Funds mutual fund. The accompanying current prospectus for the Vanguard Balanced Index Fund contains important information about the underlying mutual fund in which your Variable Investment Option invests. There are deductions from and expenses paid out of the assets of the fund that are described in the accompanying prospectus for the fund. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectus please call (877) 778-2100 or write us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

A Variable Investment Option that you select is your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to a Variable Investment Option.

VARIABLE INVESTMENT OPTION

The following chart classifies the underlying investment based on our assessment of its investment style, as of the date of this prospectus. The chart also lists the investment objective and a short summary description of the investment policy to assist you in determining whether it may be of interest to you. There is no guarantee that the investment objective will be met, and you could lose money. The adviser and sub-advisers for the underlying investment appear next to the description.

The Vanguard Balanced Index Fund is managed by The Vanguard Group, Inc.

The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.

The prospectus for the Vanguard Balanced Index Fund is attached to this prospectus. In addition, you may obtain the prospectus for the Vanguard Balanced Index Fund, at no charge, by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. There are deductions from, and expenses paid out of, the assets of the Vanguard Balanced Index Fund that are described in the prospectus for that fund. You should read that prospectus carefully before investing.

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISER
Vanguard Valley Forge Funds

MODERATE

Vanguard Balanced Index Fund

Seeks – with 60% of its assets – to track the investment performance of a benchmark index that measures the investment return of the overall U.S. stock market. With 40% of its assets, the fund seeks to track the investment performance of a broad, market-weighted bond index.

ADVISER: The Vanguard Group, Inc.

PAYMENTS MADE TO PRIAC

In general, PRIAC may enter into agreements with the underlying portfolios and/or investment advisers to underlying portfolios that are offered through its variable annuity contracts. PRIAC may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it may receive a fee, as compensation for providing those services. These types of payments are sometimes referred to within the industry as “revenue sharing” payments. PRIAC has not entered into such an agreement and accordingly does not receive such a payment from the underlying portfolio and/or investment adviser to the underlying portfolio under this Contract.

In addition, the investment adviser, sub-adviser or distributor of the underlying portfolio may compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating

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marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation.

In addition to the payments described above, the underlying portfolio, the investment adviser, sub-adviser, distributor and/or its service provider may make payments to other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

REDEMPTION FEES AND ABUSIVE TRADING PRACTICES

While we presently offer only one investment option under the Contract, we may offer additional investment options in the future. If more than one investment option is available, we may allow the transfer of sums between or among them. The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.

In light of the risks posed by market timing/excessive trading, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

The ability of PRIAC to monitor for frequent trading is limited for Contracts under which PRIAC does not provide the Participant record keeping. In those cases, another entity maintains the individual records and submits to PRIAC only aggregate orders combining the transactions of many Participants. Therefore, PRIAC may be unable to monitor investments by individual investors. Under SEC rules, an underlying fund may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

∎

Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you. A copy of the warning letter and/or a trading activity report will be provided to the plan.

∎

Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, PRIAC will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

∎

Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

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A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

SCHEDULED TRANSACTIONS

Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day. As we do not service your plan, you should contact the Designated Record Keeper for information regarding your plan and the benefits provided thereunder. See “Designated Record Keeper” in Section 10, “Other Information.”

VOTING RIGHTS

As stated above, all of the assets held in the Sub-account of the Separate Account are invested in shares of the corresponding fund. PRIAC is the legal owner of those shares. As such, PRIAC has the right to vote on any matter voted on at any shareholders meetings of the fund. However, as required by law, PRIAC votes the shares of the fund at any regular and special shareholders meetings the fund is required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the Plan with respect to plans qualified under Internal Revenue Code Sections 401 or 457. The investor is the Participant with respect to those participating in a plan within the meaning of Internal Revenue Code Section 403(b).

The fund may not hold annual shareholders meetings when not required to do so under the laws of the state of its incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by PRIAC, are voted in the same proportion as shares in the respective portfolio for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit PRIAC to vote shares of the fund in its own right, it may elect to do so.

Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the fund. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolio will vote separately on the matter, as required by applicable securities laws.

The number of fund shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

PRIAC may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of the fund’s portfolio, or to approve or disapprove an investment advisory contract for a fund. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.

SUBSTITUTION

We may substitute the underlying mutual funds or portfolios. We would not do this without the approval of the SEC and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of the Vanguard Balanced Index Fund. You will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary. We may also add additional Variable

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Investment Options, and cease to allow new investments in the fund or portfolio, provided that we will offer at least one Variable Investment Option under this product.

REPORTS TO YOU

We or the Designated Record Keeper will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-account of the PRIAC Variable Contract Account A. We or the Designated Record Keeper will also send annual and semi-annual reports for the underlying fund.

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3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE?

(ANNUITIZATION)

PAYMENT PROVISIONS

If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Option ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender your interest in the Contract. The availability of Annuity Payments is subject to restrictions on withdrawals from employment based retirement plans under the Code or under the terms of the particular plan.

IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT, WHICH IS NOT AN ANNUITY PAYMENT OPTION. PLEASE SEE SECTION 5, “WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?”

Option 1: Annuity Payments For A Period Certain

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if You or the Participant choose, quarterly, semiannually, or annually, for the period certain. If the Owner dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.

Option 2: Life Annuity With 10 Years Period Certain

Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Owner dies before we have made 10 years’ worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.

Other Annuity Options

We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.

As we do not service your plan, you should contact the Designated Record Keeper for general information regarding your plan and the benefits provided thereunder. See “Designated Record Keeper” in Section 10, “Other Information.”

HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.

Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:

Period Certain Annuities

Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Adjusted Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.

Life Annuities

More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.

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Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit.

∎	2% Interest
∎	8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
∎	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth

In addition, certain states may require the use of assumptions that produce a more favorable benefit. The Interest assumption may be up to 3% and the Factor described in the second bullet may be as low as 8.00%. When these requirements apply, the more favorable benefit will be paid.

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4: WHAT IS THE DEATH BENEFIT?

The Death Benefit feature delivers the Contract Value to the Beneficiary.

BENEFICIARY

The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you sign the change request form, provided that the Designated Record Keeper receives the form in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before your death. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation.

The optional Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and the retirement plan it funds, when you elect the Spousal Benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”

CALCULATION OF THE DEATH BENEFIT

If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly. Due proof of death should be submitted to the Designated Record Keeper.

PAYOUT OPTIONS

The Code provides for alternative Death Benefit payment options when a contract is used as a 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under a 403(b) or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to death benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.

NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

A Death Benefit Claim must be sent to the Designated Record Keeper for your Plan, rather than to us. Upon receipt of due proof of death in Good Order, we will pay to the Beneficiary the Death Benefit.

The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.

Choice 1: Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within sixty days, the Beneficiary will receive this payout option.

Choice 2: The payment of the entire Death Benefit by December 31st of the calendar year that contains the 5th anniversary of the date of death of the Owner. This option is available if death occurs before the date required minimum distributions must begin under the Code.

Choice 3: Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31st of the year following the year of death of the Owner. If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, this choice is not a permitted payout option under the Code, you may only choose Choice 1 or Choice 2.

If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

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A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. If the Owner’s death is prior to the date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity (i.e., the “Lock-In Date”), the Income Base and Highest Birthday Value will not transfer to the spouse, rather they will be reset based on the Contract Value at the time of death. If the Owner’s death is after the Lock-In Date and the Optional Spousal Benefit was not elected, the Annual Guaranteed Withdrawal Amount will be reset to zero and Income Base will reset based on the Contract Value at the time of death. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above.

The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”

Any portion of the Death Benefit not applied under Choice 3 must be paid by the December 31st of the calendar year that contains the fifth anniversary of the date of the Owner’s death.

Your employment based retirement plan may provide that if you are married at the time of your death, a Death Benefit will be payable to your surviving spouse in the form of a QPSA. A QPSA is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the vested balance of the Contract Value as of the Participant’s date of death. Under ERISA, the spouse may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”

Unless your retirement plan provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?” If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.

For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Target Benefit.

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5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?

The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). The Income Base is used to determine the amount you may withdraw each Withdrawal Period as long as you live (the “Annual Guaranteed Withdrawal Amount”). The Income Base is equal to the greater of the Highest Birthday Value (described below) or the Contract Value on the Business Day prior to your Lock-In Date. There are two options – one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide an annual withdrawal amount until the last to die of you and your spouse.

The base Prudential IncomeFlex Target Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual withdrawals. You are not required to make withdrawals.

The Spousal Benefit is optional. You may elect this benefit only when you lock in your Annual Guaranteed Withdrawal Amount. While there is no additional daily charge for this benefit, you will have a lesser Annual Guaranteed Withdrawal Amount if you elect the Spousal Benefit than if you had not. Once elected, the Spousal Benefit may not be revoked, and the lesser Annual Guaranteed Withdrawal Amount will apply until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”

This section continues with a description of the basic elements of the Prudential IncomeFlex Target Benefit, including the Highest Birthday Value, Income Base and Annual Guaranteed Withdrawal Amount. Next, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the Prudential IncomeFlex Target Benefit.

HIGHEST BIRTHDAY VALUE

The Highest Birthday Value equals the Contract Value on the Contract Date. The Highest Birthday Value will then equal the greater of the initial highest Birthday Value and the highest Contract Value attained on each Birthday, until the Lock-In Date. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.

Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. That is, each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).

Example – Proportional Reduction of Highest Birthday Value

∎ Contract Value:	$100,000
∎ Withdrawal amount:	$10,000
∎ Ratio of withdrawal to Contract Value ($10,000/$100,000):	10%
∎ Highest Birthday Value:	$120,000
∎ Highest Birthday Value reduced by 10%, or	$12,000
∎ Adjusted Highest Birthday Value:	$108,000

INCOME BASE

The Income Base is used only to determine the Annual Guaranteed Withdrawal Amount, and is not a cash amount that you may withdraw. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, your Income Base may increase or decrease resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts, as more fully discussed below. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference. In no event shall the Income Base exceed $5,000,000. We reserve the right to increase this maximum.

ANNUAL GUARANTEED WITHDRAWAL AMOUNT

The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $287,500. We reserve the right to increase this maximum.

The Income Base is not a cash amount that you can withdraw from your Contract. Rather, on your Lock-In Date, we apply the applicable Guaranteed Withdrawal Percentage to the Income Base to determine your initial Annual Guaranteed Withdrawal Amount. The percentages that will be applied to the Income Base are set forth in the chart below. You may not lock in an Annual

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Guaranteed Withdrawal Amount that is less than $250. Thus, your Income Base, when multiplied by the Guaranteed Withdrawal Percentage applicable to you based on your age (or the age of the younger spouse for the Spousal Benefit) must produce an Annual Guaranteed Withdrawal Amount of at least $250 in order for you to have any available Annual Guaranteed Withdrawal Amount. If you cannot meet the $250 Annual Guaranteed Withdrawal Amount minimum, you will have paid fees for the IncomeFlex Target Benefit without being able to derive any withdrawal benefits. In the table below, we also depict the minimum Income Base needed for each age band in order for you to realize an Annual Guaranteed Withdrawal Amount.

Before purchasing the Contract, you should consider the description of Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the Prudential IncomeFlex Target Benefit is subject to certain conditions, and thus is not guaranteed. Your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined on your Lock-In Date by applying the applicable Guaranteed Withdrawal Percentage to the Income Base. The percentages that will be applied to the Income Base are set forth in the chart below. You must attain age 55 to elect a Lock-In Date. If you elect the Spousal Benefit, the age of the younger of you and your spouse would be used to determine the applicable percentage.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)	Income Base Needed To Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Single Life	Income Base Needed To Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Spousal
55-64	4.25%	3.75%	$5,882.35	$6,666.67
65-69	5.00%	4.50%	$5,000.00	$5,555.56
70+	5.75%	5.25%	$4,347.83	$4,761.90

If your Lock-In Date is not your Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.

You can increase your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. Your Income Base will increase by the amount of subsequent Purchase Payments. Thus, your Annual Guaranteed Withdrawal Amount will increase by an amount determined by applying the applicable Guaranteed Withdrawal Percentage to the amount of the increase to the Income Base (i.e., the subsequent Purchase Payment amount). We will add the increase to your Income Base, which will affect your Annual Guaranteed Withdrawal Amount, on the day you make the Purchase Payment, subject to the following:

∎

During the Withdrawal Period you lock in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately for the partial year remaining after the Purchase Payment is made. This adjustment in the initial Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.

∎

If the Purchase Payment is made after a withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount, (an “Excess Withdrawal”), then the increase will not apply until the next Withdrawal Period.

Your Income Base and resultant Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up”). If you wish to elect the optional Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments will all be based on the age of the younger of you and your spouse.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 58 (No Spousal Benefit Elected)

Participant age:	58
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$4,250	(4.25% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.0425 (or 4.25% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $42.50, to $4,292.50

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Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 66 (No Spousal Benefit Elected)

Participant age:	66
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$5,000	(5% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50, to $5,050.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 71 (No Spousal Benefit Elected)

Participant age:	71
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$5,750	(5.75% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.0575 (or 5.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $57.50, to $5,807.50.

SPOUSAL BENEFIT

With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage or civil union and your spouse’s or partner’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?” Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will be the product of the applicable Guaranteed Withdrawal Percentage (indicated in the chart above) and the Income Base.

While there is no additional daily charge for this benefit, if you elect the Spousal Benefit you will have a lesser Annual Guaranteed Withdrawal Amount, based on the lesser Guaranteed Withdrawal Percentages, than if you had not elected it.

The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the retirement plan it funds when you elect the benefit and when you die. If spousal consent rules apply to the employment based retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract under the IncomeFlex Target Benefit, and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Other Important Considerations” in this Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?” Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable. Once elected, the lesser Annual Guaranteed Withdrawal Amount based on the lesser Guaranteed Withdrawal Percentages will continue to apply until your Contract ends.

After your death, the IncomeFlex Spousal Benefit will continue to be paid until the death of your surviving spouse. You (during your lifetime) and your surviving spouse (after your death) may make additional Purchase Payments subject to the Guaranteed Withdrawal Percentage on the Lock-In Date. Any additional Purchase Payments made by you or your surviving spouse will increase the Annual Guaranteed Withdrawal Amount by the applicable Guaranteed Withdrawal Percentage applied to the additional Purchase Payment.

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 56

Your age:	58
Spouse age:	56
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$3,750	(3.75% of Income Base)

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Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.0375 (or 3.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $37.50, to $3,787.50.

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	66
Spouse age:	65
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.0450 (or 4.50% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $45.00, to $4,545.00.

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 71

Your age:	72
Spouse age:	71
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$5,250	(5.25% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.05250 (or 5.25% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $52.50, to $5,302.50.

SURVIVING SPOUSE – DEATH PRIOR TO LOCK-IN DATE OR AFTER LOCK-IN DATE WITHOUT ELECTION OF SPOUSAL BENEFIT

If you purchase this Contract and die before the Lock-In Date, or after the Lock-In Date but without having elected the Spousal Benefit, then your surviving spouse may continue this Contract and the Prudential IncomeFlex Target Benefit, to the extent permitted by the Code and your retirement plan, if your surviving spouse is your Beneficiary.

Continuation of the Prudential IncomeFlex Target Benefit under this Contract is subject to the following:

∎	Your Income Base and Highest Birthday Value will not transfer to your surviving spouse. Rather, they will be reset based on the Contract Value at the time of your death.
∎	The birthday of your surviving spouse will be used to determine:
∎	the Highest Birthday Values under this Contract;
∎	the Withdrawal Period for Annual Guaranteed Withdrawal Amounts;
∎	the availability and amount of Step-Ups.
∎

At the Lock-In Date, the age of your surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments.

∎

If your surviving spouse remarries, he or she (1) will continue to be eligible to receive the Annual Guaranteed Withdrawal Amount, and (2) may elect the Spousal Benefit at the time of his or her Lock-In Date to extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.

WITHDRAWALS UNDER THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT

The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.

The Prudential IncomeFlex Target Benefit does not affect your ability to make withdrawals under your Contract or limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Guaranteed Withdrawal Amount in any Withdrawal Period.

If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a

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Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.

Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Income Base and thus your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.

Employment-based retirement plans may provide for employer contributions subject to a vesting schedule. Forfeiture of any unvested amounts are withdrawals for purposes of the Prudential IncomeFlex Target Benefit. Therefore, the forfeiture of any unvested amounts before your Lock-In Date will reduce your Highest Birthday Value. Any unvested amounts forfeited after your Lock-In Date will be included with other cumulative withdrawals in a Withdrawal Period to determine Excess Withdrawals.

Examples – Impact of Withdrawals on Annual Guaranteed Withdrawal Amount

The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Income Base:	$200,000
Guaranteed Withdrawal Percentage:	5.00%
Annual Guaranteed Withdrawal Amount:	$ 10,000
Withdrawal Period:	May 14, 2015 through May 13, 2016
Contract Value prior to withdrawal on June 17, 2015 (date of first withdrawal)	$160,000
Contract Value prior to withdrawal on July 17, 2015 (date of second withdrawal)	$150,000

Example 1. Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)

If $9,000 is withdrawn on June 17, 2015, then the following values would result:

∎	Contract Value immediately prior to withdrawal = $160,000
∎	Contract Value after withdrawal = $160,000 – $9,000 = $151,000
∎	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
∎	Annual Withdrawal Amount for future Withdrawal Periods remains $10,000
∎	Income Base remains $200,000

If an additional $1,000 is withdrawn on July 17, 2015, then the following values would result:

∎	Contract Value immediately prior to withdrawal (reflecting $1,000 market decrease from June 17, 2015) = $150,000
∎	Contract Value after withdrawal = $150,000 – $1,000 = $149,000
∎	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
∎	Income Base remains $200,000

Example 2. An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)

If $9,000 is withdrawn on June 17, 2015, then the following values would result:

∎	Contract Value = $160,000 – $9,000 = $151,000
∎	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
∎	Income Base remains $200,000

If an additional $11,000 is withdrawn on July 17, 2015, then the following values would result:

∎	Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 17, 2015) = $150,000
∎	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000
∎	Contract Value after guaranteed portion of withdrawal = $150,000 – $1,000 = $149,000
∎	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
∎	Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000 ÷ $149,000) × ($10,000) = $671.14
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $671.14 = $9,328.86
∎

Income Base is reduced by the same proportion as the reduction to Annual Guaranteed Withdrawal Amount. Reduction to Income Base = ($10,000 ÷ $149,000) × ($200,000) = $13,422.80. New Income Base = $200,000 – $13,422.80 = $186.577.20

∎	Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000

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EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS

You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each a “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each a “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the net actuarial value of our guarantees under the Prudential IncomeFlex Target Benefit on the RMD Calculation Date.

If the amount determined on the RMD Calculation Date is for an eligible spouse, the amount will be based on the assumption that the eligible spouse is a “spouse” for purposes of federal law. For more information, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?” Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner.

If the required minimum distribution (RMD) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.

Example – Treatment of Withdrawals Related to Required Minimum Distributions

Withdrawal Period	May 14, 2015 through May 13, 2016
Contract Value on April 15, 2015	$160,000
Contract Value on May 15, 2015	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000	(for calendar year 2015)
RMD Value	$4,000	(for calendar year 2015)

Example 1. Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $14,000 is withdrawn on April 15, 2015, then the following values would result:

∎	$10,000 is applied against the Annual Guaranteed Withdrawal Amount
∎	$4,000 is applied against the RMD Value
∎	Contract Value = $160,000 – $14,000 = $146,000
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000

If an additional $10,000 is withdrawn on May 15, 2015, then the following values would result:

∎	Remaining Annual Guaranteed Withdrawal Amount for the current Withdrawal Period = $10,000 – $10,000 = $0
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
∎	Contract Value = $146,000 – $10,000 = $136,000

Example 2. An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $20,000 is withdrawn on April 15, 2015, then the following values would result:

∎	$10,000 is applied against the Annual Guaranteed Withdrawal Amount
∎	$4,000 is applied against the RMD Value
∎	$6,000 counts as an Excess Withdrawal
∎	Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $410.96 = $9,589.04
∎	Contract Value = $160,000 – $20,000 = $140,000

INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT – STEP-UP

Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable Investment Option. On each Birthday after Lock-In, any Step-Up Amount, which represents any excess of the Contract Value over the Income Base, may increase the Income Base. If the Income Base is increased by the Step-Up Amount, then your Annual Guaranteed Withdrawal Amount immediately will increase by the amount equal to the product of (a) the Guaranteed Withdrawal Percentage, and (b) the amount of the increase in the Income Base. You may withdraw the additional amount in the Withdrawal Period during which the increase occurs, but you are not required to do so.

The Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the Prudential IncomeFlex Target Benefit. If we increase the charge and you become eligible for a Step-Up, then you must choose whether or not to accept the increased charge. If you accept it, then the Income Base will increase by the amount of the Step-Up Amount and the higher charge will apply to the entire Contract Value, unless you affirmatively elect otherwise pursuant to the next paragraph.

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We will provide you with 90 days notice that you are eligible for an increase in your Income Base and that by accepting the increase you will become subject to an increased Prudential IncomeFlex Target Benefit charge on the entire Contract Value. Unless you notify us in writing by the end of the 90 day period that you reject the increase of your Income Base resulting from the Step-Up Amount, we will consider you to have accepted the Step-Up Amount and the resultant increased charge. Any such increase in the Prudential IncomeFlex Target Benefit charge would be subject to the maximum charge limit set forth in the “Summary of Contract Expenses.” If you reject an increase in your Income Base, your rejection will be effective for that year only. Your rejection of the Step-Up Amount does not affect your eligibility for subsequent Step-Up Amounts.

Example – Step Up Calculation

Birthday	May 15
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 14, 2015	$100,000
Guaranteed Withdrawal Percentage	5%
∎	Step-Up Value = $100,000 × 5% = $5,000
∎	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,000

GUARANTEES UNDER THE INCOMEFLEX TARGET BENEFIT

∎

If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in quarterly installments, unless you request another payment frequency.

∎	When the Contract Value equals zero, we will no longer accept Purchase Payments under the Contract.

OTHER IMPORTANT CONSIDERATIONS

∎

Withdrawals under Prudential IncomeFlex Target Benefit are subject to the terms of your retirement plan, if applicable. If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?” If spousal consent is not obtained, you or your surviving spouse, will not be able to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and your plan interest will instead be paid in the form of a QJSA or QPSA. Before investing, you should carefully consider that spousal consent rules of the Code or plan may prevent you, or your surviving spouse, from taking withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount if spousal consent cannot be obtained.

∎

Withdrawals made while Prudential IncomeFlex Target Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Prudential IncomeFlex Target Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your interest in the Contract, you will receive the current Contract Value, not the Income Base or Annual Guaranteed Withdrawal Amount.

∎

The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. The IncomeFlex Target Benefit may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.

∎

We impose a charge for the IncomeFlex Target Benefit, which you will begin paying as soon as you buy the Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.

∎

You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Target Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).

∎

Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).

TERMINATION OF INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD

Subject to the terms of your retirement plan, if applicable, you may terminate the Prudential IncomeFlex Target Benefit by surrendering your interest in the Contract. If you terminate the Prudential IncomeFlex Target Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.

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Prudential IncomeFlex Target Benefit terminates:

∎	upon an Excess Withdrawal that causes the Contract Value to be zero;
∎	upon the surrender of your interest in the Contract;
∎	upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
∎	upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Spousal Benefit; or
∎	upon your election to begin receiving Annuity Payments.

Under Contracts funding employment based retirement plans, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees.

We cease imposing the charge for Prudential IncomeFlex Target Benefit upon the effective date of the benefit termination for the events described above.

While you may terminate the IncomeFlex Target Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the Prudential IncomeFlex Target Benefit by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future.

Currently, if you terminate the Prudential IncomeFlex Target Benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.

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6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY VI?

PURCHASE PAYMENTS

There is no minimum initial purchase payment amount. To the extent permitted by law, we reserve the right to cease accepting new Purchase Payments under the Contract at any time. Any decision on our part to cease accepting new Purchase Payments will be done on a non-discriminatory basis. With some restrictions, you can make additional Purchase Payments of no less than $50 at any time during the Accumulation Phase. Currently, we waive this minimum Purchase Payment requirement, but may impose it at any time in the future. Any minimum we impose may vary by plan type.

Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity.

Absent our prior approval, we may suspend your ability to make additional Purchase Payments during the time period that begins with either of the following: (a) the date of an Excess Withdrawal or (b) any withdrawal before the Lock-In Date. The length of the suspension period is at our discretion. However, in applying any such suspension, we will not discriminate unfairly against any Participant, nor will the length of any suspension exceed 90 days. This restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.

DISCONTINUANCE OF CONTRIBUTIONS

If allowed under applicable law, we reserve the right in the future to cease permitting additional Purchase Payments. We will exercise the reservation of such right for all annuity purchasers in the same class in a non-discriminatory manner.

By notifying PRIAC, a Plan Contract Holder who makes contributions on behalf of eligible employees or members generally may discontinue contributions on behalf of all eligible employees or members under a Contract.

ALLOCATION OF PURCHASE PAYMENTS

If your initial Purchase Payment is received in Good Order by the Designated Record Keeper on a given Business Day, it will be priced as of that Business Day. If your initial Purchase Payment is not in Good Order when received by the Designated Record Keeper, the Designated Record Keeper will allocate the initial Purchase Payment to the plan’s designated default investment option, while it seeks to obtain the required information. During the time period in which your initial Purchase Payment is allocated to that default investment option, you will not be invested in the Contract. Depending on the characteristics of your retirement plan’s default investment option, you may experience a gain or loss on money allocated to that option.

When you make an additional Purchase Payment under this Contract, it will be allocated to the Variable Investment Option, as of the Business Day that the Purchase Payment was received in Good Order by the Designated Record Keeper. Please see “Designated Record Keeper” in Section 10, “Other Information.”

At our discretion, we may give initial and subsequent Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers, or record keepers administering employment based retirement plans, prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Prudential Retirement Service Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker-dealer or record keeper.

CALCULATING CONTRACT VALUE

The value of your Contract will go up or down depending on the investment performance of the Variable Investment Option. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An Accumulation Unit works like a share of a mutual fund.

Every day we determine the value of an Accumulation Unit for the Variable Investment Option. We do this by:

1)	Adding up the total amount of money allocated to the investment option;
2)	Subtracting from that amount insurance charges and any other applicable charges such as for taxes; and
3)	Dividing this amount by the number of outstanding Accumulation Units.

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When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with Accumulation Units of the corresponding Sub-account. The number of Accumulation Units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for each investment option after the New York Stock Exchange closes each day and then credit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.

The investment performance of the Variable Investment Option and expenses under the Contract affect the Accumulation Unit Value. We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total Purchase Payments.

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7: WHAT ARE THE EXPENSES ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY VI?

There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

CHARGES IN GENERAL

This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges may vary by Plan, and can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, the Company is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

INSURANCE AND ADMINISTRATIVE CHARGES

Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. There is also an administrative expense component of the overall 0.075% charge. That administrative charge is assessed in recognition of the administrative services provided to your plan by the Designated Record Keeper, and as such, we pay that charge to the Designated Record Keeper.

The insurance and administrative charge equals, on an annual basis, the following percentage of the average daily net assets of the Sub-account:

	Current	Maximum
Insurance and Administrative Charge	0.075%	1.50%

While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above. We will give you written notice before increasing this charge.

PRUDENTIAL INCOMEFLEX TARGET BENEFIT CHARGES

In addition to the current insurance and administrative charge, each day we make a deduction for the charges associated with the Prudential IncomeFlex Target Benefit.

The IncomeFlex Target Benefit charge equals, on an annual basis, the following percentages of the average daily net assets of the Sub-account:

	Current	Maximum
IncomeFlex Target Benefit	1.00%	1.50%

While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above, but we have no current intention to do so.

Any increase in these IncomeFlex Target Benefit charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Please see “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

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If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contract.

ANNUAL CONTRACT FEE

We may impose a fee of up to $150 per year for administrative expenses. We currently waive this fee. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. If we impose this fee, it will generally be assessed quarterly on the last Business Day of the quarter. Also, we may establish and modify the level of Contract Value at which we waive this fee. The fee will be deducted from the Contract’s Variable Investment Option, and if the Contract offers more than one option, then proportionately from each option. Any current fee, increase or waiver of this fee may vary by plan type.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the annual contract maintenance fee or reduce the insurance and administrative charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

COMPANY TAXES

We pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.

UNDERLYING MUTUAL FUND FEES

When you allocate a Purchase Payment or a transfer to the Variable Investment Option, we in turn invest in shares of a corresponding underlying mutual fund. The fund charges fees and incurs operating expenses that are in addition to the Contract-related fees described in this section. For the fiscal year ended December 31, 2016, the total fees and operating expenses of the Vanguard Balanced Index Fund were 0.06% annually.

For additional information about these fund fees, please consult the prospectus for the fund.

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8: HOW CAN I ACCESS MY MONEY?

You can access your money by:

∎	Making a withdrawal (either partial or complete); or
∎	Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

As we are not your plan’s service provider, please contact the Designated Record Keeper for additional information. See “Designated Record Keeper” in Section 10.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date your request is received in Good Order by your Plan’s Designated Record Keeper.

The minimum amount that may be withdrawn is $250 or, if less, the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after your withdrawal request is received by your Plan’s Designated Record Keeper in Good Order.

Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”

SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

∎	The New York Stock Exchange is closed (other than customary weekend and holiday closings);
∎	Trading on the New York Stock Exchange is restricted;
∎	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or
∎	The SEC, by order, permits suspension or postponement of payments for the protection of Owners.

We may also suspend any payment in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a payment request will not be in Good Order and we will not process it until we obtain such information from the employer. We may deny a request for a hardship withdrawal if your employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in “ERISA Disclosure/Requirements” in Section 9.

WITHDRAWALS IN CONNECTION WITH PLAN LOANS

Certain employment based retirement plans may permit loans. Please contact the Designated Record Keeper to determine if loans are allowed in your plan, how to apply for a loan, and any applicable loan application or loan maintenance fees charged by the administrator, which may vary by plan. Please be aware that loan-related fees may be paid through a withdrawal of your Contract Value in the Annuity, and be sure to refer to your loan agreement for information on an existing loan.

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9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY VI?

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax qualified plans.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same sex couples have a constitutional right to marry, thus requiring all states to allow same sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner. The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), or 457 (governmental) of the Code. In contrast to many variable annuities, because this Contract can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax favored retirement plans.

This Contract may be purchased by pension and profit sharing plans qualifying for tax benefits under sections 401, 403(b), and 457 (governmental) of the Code. Where employer plans permit, the Contract may also be used for Roth Accounts under their plan. The provisions of the tax law that apply to these retirement plans that may be funded by the Contracts are complex, and Plan Contract Holders are advised to consult a qualified tax advisor.

In general, assuming that Participants and Plan Contract Holders adhere to the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a qualified retirement plan funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth 401(k), Roth 403(b) or Roth 457 account are subject to these same limits, and are not deductible for federal income tax purposes.

New Late Rollover Self-Certification. After August 24, 2016, you may be able to apply a rollover contribution to your qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.

Distributions. Usually, the full amount of any distribution from a qualified plan (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

∎	A 10% “early distribution penalty” (not applicable to 457 (governmental) plans);
∎	Liability for “prohibited transactions”; or
∎	Failure to take a minimum distribution.

Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth account.

For Roth 401(k) accounts and Roth 403(b) accounts, only the earnings portion of distributions that are not qualified distributions are subject to income tax and the 10% “early distribution penalty” applies. The other penalties apply to the entire Roth account. “Qualified distributions” from a Roth account are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the Roth attains age 59 1/2; (b) after the owner’s death; or (c) due to the owner’s disability; and (2) the distribution must be made in the year that is at least five tax years after the first year for Roth accounts, for which a contribution was made to any designated Roth account established for such individual under the same employer retirement plan, or from the first contribution previously made to a Roth account under another applicable retirement plan if a rollover contribution was made from that previous Roth account to the current Roth account from which a distribution is made.

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TAX DEFERRED ANNUITIES

In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2017. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2017. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP, a 457 government plan and a SIMPLE plan after you have participated in such plan for two years. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

∎	Your attainment of age 59 1/2;
∎	Your severance of employment;
∎	Your death;
∎	Your total and permanent disability; or
∎	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Contract, or to any “direct transfer” of your interest in the Contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION

When you hold the Contract under a tax favored plan, IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For employment based retirement plans or arrangements, including Roth 401(k), Roth 403(b) and Roth 457 arrangements, this generally can be deferred until the Participant retires, if later. The amount of the payment from the qualified plan must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of Prudential IncomeFlex Target Benefit. You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering your interest in the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. If you own more than one 403(b) account, you can choose to satisfy your minimum distribution requirement for each of your accounts by withdrawing that amount from any of your 403(b) accounts. Similarly, if the 403(b) account that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS

Upon your death under a 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse. Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract.

If you die after a designated Beneficiary has been named, the Death Benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the Death Benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you

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would have reached age 70 1/2, whichever is later. Additionally, if the Contract is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner.

If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the Death Benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, Roth IRA or qualified plan (other than a plan under section 457 (governmental) of the Code) before you attain age 59 1/2.

Amounts are not subject to this tax penalty if:

∎	the amount is paid on or after you reach age 59 1/2 or die;
∎	the amount received is attributable to your becoming disabled; or
∎

the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

∎

For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default.

∎

For certain distributions from employment based retirement plans, which are not directly rolled over or transferred to another eligible qualified plan, we are required to withhold 20% for federal income tax. The 20% withholding requirement does not apply to (1) distributions for your life or life expectancy, or joint and last survivor expectancy of you and a designated Beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distributions of salary deferral amounts. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

∎	For all other distributions, we will withhold at a 10% rate.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

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SPECIAL CONSIDERATIONS REGARDING EXCHANGES INVOLVING 403(b) ARRANGEMENTS

Under IRS regulations generally effective in 2009, the Designated Record Keeper can accept exchanges from another annuity contract only if the Designated Record Keeper has entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. The Designated Record Keeper may make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange the Designated Record Keeper will not consider your request to be in Good Order, and will not therefore process the transaction, until confirmation from your employer is received.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for purposes of the Code, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity VI?”

Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals, both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an employer that is a tax exempt entity is unwilling to approve participant requests for loans and hardships, such transactions may not be available to participants using funds held under the Contract. An individual employed by a tax exempt entity should check with his or her employer to determine whether loans and hardship withdrawals are available using funds held under the Contract.

SPOUSAL CONSENT RULES FOR CERTAIN RETIREMENT PLANS

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA (including church plans with respect to which the plan sponsor has elected to be subject to certain provisions of ERISA and the Code).

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA, unless you and your spouse consent to waive this right.

While spousal consent to a distribution is generally not required, such consent is required if the retirement plan in which you participate does not provide that, upon your death, your spouse will receive the entire death benefit unless your spouse consents in writing to waive this right. If the plan in which you participate is such a plan and you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a QJSA, unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. In addition, if you are married and die before your payments commence, federal law also requires that the plan pay a death benefit to your spouse. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a QPSA. If the plan allows payment of death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

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If spousal consent to a distribution is required under the retirement plan in which you participate and you select the Prudential IncomeFlex Target Benefit feature, spousal consent generally would be required in order for you (or your Spouse, if you elect the optional Spousal Benefit) to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) that result in a distribution from the plan. Without such consent, the plan would be required to pay your plan interest in the form of a QJSA. A QPSA waiver with spousal consent generally would be required in order for your spouse to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) if you die before your payments commence. Without such consent, the plan would be required to pay your plan interest to your surviving spouse in the form of a QPSA.

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10: OTHER INFORMATION

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)

PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT, 06103. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”).

The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial nor Prudential Insurance, nor any other related company, has any legal responsibility to pay amounts that PRIAC may owe under the Contract.

THE SEPARATE ACCOUNT

We have established a Separate Account, the PRIAC Variable Contract Account A (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Connecticut law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of the Separate Account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of PRIAC. PRIAC segregates the Separate Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business PRIAC conducts. However, all obligations under the Contract are PRIAC’s general corporate obligations. More detailed information about PRIAC, including its audited financial statements, is provided in the Statement of Additional Information.

DESIGNATED RECORD KEEPER

The Prudential IncomeFlex Target Benefit, offered under this Contract, is administered by PRIAC. However, we do not service your retirement plan. Your plan has a Designated Record Keeper, acting on behalf of the plan, which provides record keeping services. Therefore, all contribution, allocation, withdrawal and/or transfer requests must be directed to the Designated Record Keeper for processing, and will be deemed effective on the Business Day that the request is received in Good Order by the Designated Record Keeper. General questions regarding your plan or the benefits provided thereunder should be directed to the Designated Record Keeper, not to PRIAC.

TEXAS OPTIONAL RETIREMENT PROGRAM

The following special rules apply if you purchase the Contract in connection with the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will make a contribution to your Contract. The Texas contribution will be credited to your Contract Value. Until you begin your second year of participation in the Texas Program, we have the right to withdraw the value of the Separate Account units purchased on your behalf with this Texas contribution. If you do not begin a second year of participation, then the value of the Separate Account units purchased with the Texas contribution will be withdrawn and returned to the State of Texas.

Under the Texas Program, withdrawals may be taken from the Contract only in the event of your death, retirement or termination of employment. During your participation in the Texas Program you may, however, transfer the Contract Value to another contract issued by PRIAC, its affiliates, or other carriers approved under the Texas Program.

LEAVING YOUR RETIREMENT PLAN – TRANSFERRING YOUR INCOMEFLEX TARGET BENEFIT GUARANTEES

If you are a participant in an employment based retirement plan and you leave your plan, you may be able to transfer the guarantees under your IncomeFlex Target Benefit under this Contract into another variable annuity contract issued by us. If you are a participant in more than one retirement plan offering the Prudential IncomeFlex Benefit, we may limit the number of IRA or Roth IRA accounts you may establish with us, which may limit your ability to transfer and combine your Prudential IncomeFlex Target Benefits.

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Such other contract may require a minimum initial purchase payment and may have different fees, limitations, conditions, investments, and provisions affecting the guarantees. You should read the materials concerning such contract carefully, including its prospectus, and consider the benefits and differences between it and this Contract, as offered through your retirement plan. Terms of any such contract may vary by jurisdiction, and availability is subject to regulatory approvals. If you transfer any investments or values under this Contract to any investment other than a variable annuity issued by us for such purpose, all values and guarantees under your IncomeFlex Target Benefit will immediately cease.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.

PIMS’s principal business address is 655 Broad Street, 19th Floor, Newark, New Jersey 07102. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).

The Contract is offered on a continuous basis. PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.

Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.

We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.

In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, is provided in the Statement of Additional Information which is available upon request.

To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

We may also compensate unaffiliated record keepers that provide sub-transfer agency or other services to support the administration of the Contracts in connection with employment based retirement plans.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or variable life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

PRIAC is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to PRIAC and proceedings generally applicable to business practices in the industry in which we

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operate. PRIAC is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. PRIAC is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, PRIAC, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of PRIAC’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

PRIAC establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2016, the aggregate range of reasonably possible losses in excess of accruals established is not material. PRIAC reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

PRIAC’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that PRIAC’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of PRIAC’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on PRIAC’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PIMS to perform its contract with the Separate Account; or PRIAC’s ability to meet its obligations under the Contract.

ASSIGNMENT

This Contract must be used to fund an employer based retirement plan or arrangement, and therefore you generally may not assign the Contract during your lifetime. In all cases, the Contracts cannot be assigned without our written consent.

MISSTATEMENT OF AGE – ANNUITY PAYMENTS

If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT

If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the Prudential IncomeFlex Target Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.

SERVICE PROVIDERS

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the separate account, with respect to this Contract, consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at 1902 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 255 Greenwich Street, New York, NY 10007; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 10th Floor 2 Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1508 Manila Philippines; Great-West Life & Annuity Insurance Company (Designated Record Keeper) located at 8515 E. Orchard Road, Greenwood Village, CO 80111; State Street Bank – Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; Tata Consultancy Services Ltd. (administrative processing) located at Block B-3, Nirlon Knowledge Park, Off Western Express Highway Goregaon East Mumbai Maharashtra India 400063.

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In addition, DST Retirement Solutions, LLC (“DST”), located at 333 W. 11th Street, Kansas City, MO, has entered into an agreement with each of PRIAC and the Designated Record Keeper, under which DST processes and transmits certain Participant data arising under the Contract. Under its agreement with PRIAC, DST calculates certain values applicable to the IncomeFlex Target Benefit (e.g., Annual Guaranteed Withdrawal Amount; Highest Birthday Value) with respect to each Participant in the benefit.

ADDITIONAL INFORMATION

PRIAC has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from PRIAC without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

∎	Company
∎	Experts
∎	Services
∎	Principal Underwriter
∎	Payments Made to Promote Sale of Our Products
∎	Determination of Accumulation Unit Values
∎	Cyber Security Risks
∎	Federal Tax Status
∎	Financial Statements

CONTACT INFORMATION

As we do not service your plan, you will need to contact the Designated Record Keeper for general information regarding your plan and the benefits provided thereunder. However, you can contact the Prudential Retirement Service Center by:

∎

calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

∎

writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507-1789. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

∎	accessing information via our internet website at www.prudential.com/online/retirement.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. We do not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. We reserve the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

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Prudential Retirement Security Annuity VI

ACCUMULATION UNIT VALUES: Fee Rate of 1.075%

	Accumulation Unit Value at Beginning of Period (Rounded)	Accumulation Unit Value at End of Period (Rounded)	Number of Accumulation Units Outstanding at End of Period (000 Omitted)
Vanguard Balanced Index Fund
*04/23/2015 to 12/31/2015	$10.00	$9.68	1
01/01/2016 to 12/31/2016	$9.68	$10.42	40

*	Date that an accumulation unit value was first struck

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PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL RETIREMENT SECURITY ANNUITY VI DESCRIBED IN THIS PROSPECTUS

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by: PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY A Prudential Financial Company 280 Trumbull Street Hartford, CT 06103-3509	Variable Annuity Distributed by: PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC A Prudential Financial Company 655 Broad Street, 19th Floor Newark, NJ 07102

MAILING ADDRESS:

PRUDENTIAL RETIREMENT SERVICE CENTER

30 Scranton Office Park,

Scranton, PA 18507-1789

Prudential Retirement 30 Scranton Office Park Scranton, PA 18507-1789

© 2017 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

Ed. 05-2017
SS-IFX-VI-PROSP	NOT01SU101

STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2017

PRIAC VARIABLE CONTRACT ACCOUNT A

PRUDENTIAL RETIREMENT SECURITY ANNUITY VI

The Prudential Retirement Security Annuity VI (the “Contract”) is a flexible premium deferred contract issued by Prudential Retirement Insurance and Annuity Company (“PRIAC”), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). The Contract is funded through the PRIAC Variable Contract Account A (the “Account”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Retirement Security Annuity VI prospectus, dated May 1, 2017. To obtain copies of the prospectus, without charge, you can write to the Prudential Retirement Service Center, 30 Scranton Office Park, Scranton, PA 18507-1789, or contact us by telephone at (877) 778-2100.

Prudential Retirement Insurance and Annuity Company	Prudential Retirement Service Center
280 Trumbull Street	30 Scranton Office Park
Hartford, CT 06103-3509	Scranton, PA 18507-1789
Telephone: (860) 534-2000	Telephone: (877) 778-2100

Prudential IncomeFlex Target® is a registered trademark of The Prudential Insurance Company of America.

COMPANY

PRIAC (the “Company”) is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”). The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial nor Prudential Insurance, nor any other related company, has any legal responsibility to pay amounts that PRIAC may owe under the Contracts.

EXPERTS

The consolidated financial statements of Prudential Retirement Insurance and Annuity Company and its subsidiaries as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 and the financial statements of PRIAC Variable Contract Account A as of December 31, 2016 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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SERVICES

PRIAC and Great-West Life & Annuity Insurance Company (“Great-West”), a company not affiliated with PRIAC, entered into an agreement, pursuant to which Great-West provides certain administrative, record keeping and other services in connection with one or more retirement plans invested in the Contract. As noted in the prospectus, Great-West serves as the Designated Record Keeper. Under the Agreement, Great-West is compensated by PRIAC, based on a percentage of the net assets in the Contract as to which Great-West provides record keeping and administrative services. During 2016, $93.11 was paid to Great-West for these services.

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2016, no payments were made to PIMS for its services as principal underwriter. PIMS may pay commissions to broker-dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contract Owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of a Contract and the amount of time that a Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of PRIAC or PIMS on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contracts; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS may pay which are broadly defined as follows:

•	Percentage Payments based upon “Assets Under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all PRIAC products that were sold through the firm (or its affiliated broker-dealers).

•	Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under PRIAC annuity products sold through the firm (or its affiliated broker-dealers).

•	Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support. We may also compensate unaffiliated record keepers that provide sub-transfer agency or other services to support the administration of the Contracts in connection with employment based plans.

There are no firms (or affiliated broker-dealers) as of December 31, 2016, that we are aware received payment with respect to this group annuity during 2016 (or as to which a payment was accrued during 2016).

2

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each Accumulation Unit is computed as of the end of each Business Day. On any given Business Day the value of an Accumulation Unit in each Sub-account will be determined by multiplying the value of an Accumulation Unit of that Sub-account for the preceding Business Day by the unit change factor for that Sub-account for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of each Sub-account is determined by multiplying the number of underlying fund shares held by the Sub-account by the net asset value of each share, and adding the value of the dividends declared by the fund but not yet paid.

CYBER SECURITY RISKS

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact the Company and Contract owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to PRIAC, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Company, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

3

FEDERAL TAX STATUS

Other Tax Rules

1. Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

2. Generation-Skipping Transfers

If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1⁄2 years younger than you, there may be generation-skipping transfer tax consequences.

FINANCIAL STATEMENTS

The financial statements for PRIAC should be distinguished from the financial statements of the Account, both of which are included herein, and should be considered only as a bearing upon the ability of PRIAC to meet its obligations under the Contracts.

4

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF NET ASSETS

December 31, 2016

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Prudential Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$7,996,470	$766,627	$14,470,331	$5,648,622	$21,892,320	$45,179,658
Receivable from (Payable to) The Prudential Insurance Company of America	5	(1)	6	(1)	9	(164)

Net Assets	$7,996,475	$766,626	$14,470,337	$5,648,621	$21,892,329	$45,179,494

NET ASSETS, representing:
Equity of Participants	$7,996,475	$766,626	$14,470,337	$5,648,621	$21,892,329	$45,179,494

	$7,996,475	$766,626	$14,470,337	$5,648,621	$21,892,329	$45,179,494

Units outstanding	608,233	68,811	1,085,611	424,930	1,294,247	3,292,134

Portfolio shares held	496,675	57,083	921,677	383,999	1,484,225	1,451,788
Portfolio net asset value per share	$16.10	$13.43	$15.70	$14.71	$14.75	$31.12
Investment in portfolio shares, at cost	$4,299,316	$560,724	$7,841,179	$3,436,423	$20,544,247	$37,853,337

STATEMENTS OF OPERATIONS For the period ended December 31, 2016
	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Prudential Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016
INVESTMENT INCOME
Dividend income	$-	$-	$-	$-	$320,560	$874,804

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	114,820	10,764	229,926	85,042	285,289	552,657

NET INVESTMENT INCOME (LOSS)	(114,820)	(10,764)	(229,926)	(85,042)	35,271	322,147

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	-	-	680,731	-
Net realized gain (loss) on shares redeemed	41,673	2,133	322,164	101,119	(188,483)	(40,910)
Net change in unrealized gain (loss) on investments	492,971	43,796	645,738	215,042	823,315	2,553,825

NET GAIN (LOSS) ON INVESTMENTS	534,644	45,929	967,902	316,161	1,315,563	2,512,915

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$419,824	$35,165	$737,976	$231,119	$1,350,834	$2,835,062

The accompanying notes are an integral part of these financial statements.

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A2

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the period ended December 31, 2016

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Prudential Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016
OPERATIONS
Net investment income (loss)	$(114,820)	$(10,764)	$(229,926)	$(85,042)	$35,271	$322,147
Capital gains distributions received	-	-	-	-	680,731	-
Net realized gain (loss) on shares redeemed	41,673	2,133	322,164	101,119	(188,483)	(40,910)
Net change in unrealized gain (loss) on investments	492,971	43,796	645,738	215,042	823,315	2,553,825

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	419,824	35,165	737,976	231,119	1,350,834	2,835,062

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	446,398	-	2,347,736	305,802	5,494,470	11,839,722
Participant loans	-	-	-	-	(5,860)	-
Participant loan repayments and interest	-	-	-	-	60,167	-
Surrenders, withdrawals and death benefits	(536,576)	-	(2,925,133)	(570,011)	(2,953,675)	(3,756,882)
Net transfers between other subaccounts or fixed rate option	-	-	-	-	(359,610)	-
Other charges	(125)	-	(206)	(169)	(3,194)	-

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(90,303)	-	(577,603)	(264,378)	2,232,298	8,082,840

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	(10,154)

TOTAL INCREASE (DECREASE) IN NET ASSETS	329,521	35,165	160,373	(33,259)	3,583,132	10,907,748

NET ASSETS
Beginning of period	7,666,954	731,461	14,309,964	5,681,880	18,309,197	34,271,746

End of period	$7,996,475	$766,626	$14,470,337	$5,648,621	$21,892,329	$45,179,494

Beginning units	613,552	68,811	1,120,997	445,020	1,152,645	2,671,183
Units issued	45,738	-	235,155	24,215	350,769	803,747
Units redeemed	(51,057)	-	(270,541)	(44,305)	(209,167)	(182,796)

Ending units	608,233	68,811	1,085,611	424,930	1,294,247	3,292,134

The accompanying notes are an integral part of these financial statements.

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A4

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the period ended December 31, 2015

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Prudential Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
	1/1/2015 to 12/31/2015	1/1/2015 to 12/31/2015	1/1/2015 to 12/31/2015	1/1/2015 to 12/31/2015	1/1/2015 to 12/31/2015	1/1/2015 to 12/31/2015
OPERATIONS
Net investment income (loss)	$(119,346)	$(11,078)	$(234,168)	$(90,718)	$19,423	$229,990
Capital gains distributions received	-	-	-	-	1,095,947	-
Net realized gain (loss) on shares redeemed	94,640	2,298	837,913	130,464	(133,187)	(34,991)
Net change in unrealized gain (loss) on investments	(35,561)	(26,583)	(734,296)	(115,607)	(1,033,243)	(503,974)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(60,267)	(35,363)	(130,551)	(75,861)	(51,060)	(308,975)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	-	-	-	32,780	4,582,654	6,099,552
Participant loans	-	-	-	-	(16)	-
Participant loan repayments and interest	-	-	-	-	42,576	-
Surrenders, withdrawals and death benefits	(929,807)	-	(2,523,623)	(530,170)	(2,734,226)	(4,068,468)
Net transfers between other subaccounts or fixed rate option	34,255	-	(34,255)	-	105,669	-
Other charges	(175)	-	(128)	(72)	(2,560)	-

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(895,727)	-	(2,558,006)	(497,462)	1,994,097	2,031,084

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(955,994)	(35,363)	(2,688,557)	(573,323)	1,943,037	1,732,109

NET ASSETS
Beginning of period	8,622,948	766,824	16,998,521	6,255,203	16,366,160	32,539,637

End of period	$7,666,954	$731,461	$14,309,964	$5,681,880	$18,309,197	$34,271,746

Beginning units	683,556	68,811	1,319,791	483,373	1,027,457	2,514,416
Units issued	2,689	-	-	2,462	300,367	357,625
Units redeemed	(72,693)	-	(198,794)	(40,815)	(175,179)	(200,858)

Ending units	613,552	68,811	1,120,997	445,020	1,152,645	2,671,183

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

December 31, 2016

Note 1:	General

PRIAC Variable Contract Account A (the “Account”) was established under the laws of the State of Connecticut on October 6, 2006 as a separate investment account of the Prudential Retirement Insurance and Annuity Company, Hartford, Connecticut (“PRIAC”). PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of PRIAC. Proceeds from purchases of the variable annuity contracts listed below, are invested in the Account (individually a “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business PRIAC may conduct.

Prudential Retirement Security Annuity I (“PRSA”)

Prudential Retirement Security Annuity II (“PRSA II”)

Prudential Retirement Security Annuity III (“PRSA III”)

Prudential Retirement Security Annuity IV (“PRSA IV”)

Prudential Retirement Security Annuity V (“PRSA V”)

Prudential Retirement Security Annuity VI (“PRSA VI”)

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with Contracts sold to retirement arrangements that qualify for federal tax benefits under Sections 401(a), 403(b), 408(a), 408A or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may be individual annuity contracts or group annuity contracts issued to plan sponsors (individually a “Contract Owner” and collectively, the “Contract Owners”), who make contributions under them on behalf of their participants, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts. Contract Owners may also make contributions to their retirement account.

The Contracts offer the option to invest in various subaccounts listed below. The assets of each subaccount are invested in a corresponding portfolio of either the Advanced Series Trust, Prudential Balanced Fund, or the Vanguard Balanced Index Fund (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

AST Capital Growth Asset Allocation Portfolio

AST Academic Strategies Asset Allocation Portfolio

AST Balanced Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

Prudential Balanced Fund (Class Z)

Vanguard Balanced Index Fund (Institutional Shares)

There were no mergers during the period ended December 31, 2016.

The Advanced Series Trust is an open-end management investment company, and each portfolio of the Advanced Series Trust is managed by affiliates of Prudential. Prudential Balanced Fund is a diversified open-end balanced mutual fund managed by Prudential Investments LLC (“PI”). The Vanguard Balanced Index Fund is an open-end management investment company advised by the Vanguard Group, Inc. All contractual obligations arising under Contracts participating in the Account are general corporate obligations of PRIAC, although payments from the Account will depend upon the investment experience of the Account.

Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

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Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value of Assets

Fair Value Measurements—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2016, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2016, there were no transfers between fair value levels.

A7

Note 4:	Taxes

PRIAC is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2016 were as follows:

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$443,848	$648,973
AST Academic Strategies Asset Allocation Portfolio	-	10,763
AST Balanced Asset Allocation Portfolio	2,364,352	3,171,880
AST Preservation Asset Allocation Portfolio	304,339	653,755
Prudential Balanced Fund (Class Z)	5,327,976	3,380,987
Vanguard Balanced Index Fund (Institutional Shares)	10,234,174	2,714,042

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of the Advanced Series Trust and Prudential Balanced Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

Prudential Balanced Fund has entered into a management agreement with PI, and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisers’ performance of such services, with respect to each portfolio of Prudential Balanced Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

Prudential Balanced Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, pursuant to which PIMS acts as the distributor of each class of shares of Prudential Balanced Fund. Pursuant to distribution and service plans, the fund pays PIMS a distribution and service fee for each class of shares of the fund other than Class Z.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent for the Advanced Series Trust and Prudential Balanced Fund.

A8

Note 6:	Related Party Transactions (Continued)

Certain charges and fees for the portfolios of the Advanced Series Trust and Prudential Balanced Fund may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the A right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See the Advanced Series Trust and Prudential Balanced Fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the Advanced Series Trust and Prudential Balanced Fund in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the Securities and Exchange Commission and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain Portfolios of The Prudential Series Fund and the Advanced Series Trust due to a longstanding restriction benefiting Prudential Financial. In June 2016, Prudential Financial paid each of the affected Portfolios an amount of loss estimated by an independent consultant retained by the respective Board of Trustees. The payment remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

Note 7:	Financial Highlights

PRIAC sells a number of retirement products that are funded by the Account. The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by PRIAC have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges as Contract Owners may not have selected all available options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2016	608	$12.55382	to	$13.17691	$7,996	0.00%	1.45%	to	1.95%	4.78%	to	5.30%
December 31, 2015	614	$11.98145	to	$12.51357	$7,667	0.00%	1.45%	to	1.95%	-1.41%	to	-0.91%
December 31, 2014	684	$12.15253	to	$12.62895	$8,623	0.00%	1.45%	to	1.95%	4.93%	to	5.45%
December 31, 2013	606	$11.58170	to	$11.97570	$7,248	0.00%	1.45%	to	1.95%	20.31%	to	20.91%
December 31, 2012	525	$9.90436	to	$9.90436	$5,196	0.94%	1.45%	to	1.45%	12.09%	to	12.09%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2016	69	$11.14103	to	$11.14103	$767	0.00%	1.45%	to	1.45%	4.81%	to	4.81%
December 31, 2015	69	$10.63000	to	$10.63000	$731	0.00%	1.45%	to	1.45%	-4.61%	to	-4.61%
December 31, 2014	69	$11.14391	to	$11.14391	$767	0.00%	1.45%	to	1.45%	2.32%	to	2.32%
December 31, 2013	70	$10.89080	to	$10.89080	$763	0.00%	1.45%	to	1.45%	8.39%	to	8.39%
December 31, 2012	70	$10.04774	to	$10.04774	$707	1.09%	1.45%	to	1.45%	10.95%	to	10.95%

	AST Balanced Asset Allocation Portfolio
December 31, 2016	1,086	$12.77566	to	$13.40976	$14,470	0.00%	1.45%	to	1.95%	4.25%	to	4.77%
December 31, 2015	1,121	$12.25491	to	$12.79918	$14,310	0.00%	1.45%	to	1.95%	-1.46%	to	-0.97%
December 31, 2014	1,320	$12.43702	to	$12.92458	$16,999	0.00%	1.45%	to	1.95%	4.46%	to	4.99%
December 31, 2013	1,416	$11.90548	to	$12.31050	$17,384	0.00%	1.45%	to	1.95%	15.38%	to	15.95%
December 31, 2012	1,449	$10.31894	to	$10.61676	$15,358	1.07%	1.45%	to	1.95%	10.31%	to	10.86%

	AST Preservation Asset Allocation Portfolio
December 31, 2016	425	$12.70206	to	$13.33251	$5,649	0.00%	1.45%	to	1.95%	3.49%	to	4.01%
December 31, 2015	445	$12.27355	to	$12.81865	$5,682	0.00%	1.45%	to	1.95%	-1.79%	to	-1.30%
December 31, 2014	483	$12.49729	to	$12.98722	$6,255	0.00%	1.45%	to	1.95%	3.73%	to	4.25%
December 31, 2013	538	$12.04763	to	$12.45748	$6,676	0.00%	1.45%	to	1.95%	7.10%	to	7.64%
December 31, 2012	544	$11.24868	to	$11.57344	$6,277	1.17%	1.45%	to	1.95%	8.24%	to	8.79%

A9

Note 7:	Financial Highlights (Continued)

	At the year ended						For the year ended
	Units (000s)	Unit Value Lowest — Highest				Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Balanced Fund (Class Z)
December 31, 2016	1,294	$16.63532	to	$17.23003		$21,892	1.57%	1.15%	to	1.65%	6.35%	to	6.88%
December 31, 2015	1,153	$15.64182	to	$16.12044		$18,309	1.50%	1.15%	to	1.65%	-0.59%	to	-0.09%
December 31, 2014	1,027	$15.73504	to	$16.13562		$16,366	0.49%	1.15%	to	1.65%	8.13%	to	8.67%
December 31, 2013	3,653	$14.55184	to	$14.84787		$54,112	1.66%	1.15%	to	1.65%	16.84%	to	17.42%
December 31, 2012	3,050	$12.45503	to	$12.64502		$38,536	3.62%	1.15%	to	1.65%	11.34%	to	11.90%

	Vanguard Balanced Index Fund (Institutional Shares) (available April 27, 2012)
December 31, 2016	3,292	$10.15367	to	$13.76389		$45,179	2.21%	0.00%	to	1.40%	4.11%	to	7.65%
December 31, 2015	2,671	$9.68091	to	$12.82724	(1)	$34,272	2.08%	0.00%	to	1.40%	-3.19%	to	-0.88%	(1)
December 31, 2014	2,514	$12.94123	to	$12.94123		$32,540	2.06%	1.40%	to	1.40%	8.47%	to	8.47%
December 31, 2013	2,037	$11.93037	to	$11.93037		$24,299	2.04%	1.40%	to	1.40%	16.46%	to	16.46%
December 31, 2012	1,524	$10.24376	to	$10.24376		$15,610	2.17%	1.40%	to	1.40%	2.44%	to	2.44%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**	These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract Owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract Owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2016 or from the effective date of the subaccount through the end of the reporting period.

(1)

In the December 31, 2015 financial statements, the highest unit value and total return for this subaccount were misstated. The highest unit value and total return in Note 7 to the December 31, 2015 financial statements were presented as $13.51944 and 0.52%, respectively. The correct unit value and return are shown in the table above. This misstatement had no impact on the subaccount’s statements of net assets, operations or changes in net assets. The misstatement is not considered material to the previously issued financial statements.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to PRIAC.

A10

Note 7:	Financial Highlights (Continued)

Each annuity funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted through the redemptions of units, as detailed in the respective prospectuses. Fees and charges may be reduced or eliminated for certain Contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

Insurance and Administrative Charge—The insurance and administrative charge is the combination of the mortality and expense risk charge and the administrative charge deducted by the Account. The insurance and administrative charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the net assets of the each subaccount. For the PRSA and PRSA II, each funded through the Account, the maximum insurance and administrative charge is currently 1.6%; currently 0.5% is being charged. For PRSA III, funded through the Account, the maximum Insurance and Administrative charge is 1.75%; currently, 0.65% is being charged. For the PRSA IV, funded through the Account, the maximum insurance and administrative charge is currently 1.75% for Plan Type A and 1.5% for Plan Type B; currently 0.65% is being charged for Plan Type A and there is no charge for Plan Type B. For the PRSA V, funded through the Account, the maximum insurance and administrative charge is currently 1.5%; currently, 0.2% is being charged. For the PRSA VI, funded through the Account, the maximum insurance and administrative charge is currently 1.5%; currently, 0.075% is being charged. The charges are assessed through the reduction of unit values.

Contract Maintenance Charge—A contract maintenance charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Account, this charge is waived. This charge may vary by contract type.

Guaranteed Benefit Charges—Each annuity funded through the Account offers a standard guaranteed minimum withdrawal benefit named Prudential IncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the Prudential IncomeFlex benefit for the lifetime of an eligible spouse.

For the PRSA and PRSA II, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from the net assets of each subaccount. The maximum charge for the standard Prudential IncomeFlex benefit is 1.45%; currently 0.95% is being charged. The maximum additional charge for the Spousal Prudential IncomeFlex benefit is 0.6%. Therefore, the maximum total charge for the spousal benefit is 2.05%; currently 1.45% is being charged.

For PRSA III, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.5%. Currently, 1% is being charged.

For the PRSA IV, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather a reduced insurance benefit. For Plan Type A and Plan Type B, the maximum charge for the Prudential IncomeFlex benefit is 1.5%. Currently, for Plan Type A 1% is being charged, for Plan Type B 1.15% is being charged.

For PRSA V, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.8%; currently, 1.2% is being charged.

For PRSA VI, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.5%; currently, 1% is being charged.

A11

Note 7:	Financial Highlights (Continued)

These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. The charges are assessed through the reduction of unit values.

Transfer Fee—For PRSA and PRSA II, a fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived.

Premium Taxes—Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Account for these tax obligations.

Participant Loan Charges—For PRSA IV, Prudential charges a loan application fee, the greatest of which currently is $100, which is deducted from the Participant account at the time the loan is initiated. Prudential also charges a loan maintenance fee, the greatest of which currently is $60 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. Under certain plans, the plan sponsor may pay loan fees, on behalf of participants in PRSA IV.

For PRSA VI, the Designated Record Keeper charges a loan application fee, the greatest of which currently is $50, which is deducted from the Participant account at the time the loan is initiated. The Designated Record Keeper also charges a loan maintenance fee, the greatest of which currently is $25 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 8:	Other

Contract Owner net payments—represent Contract Owner contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

Participant loans—represent amounts borrowed by Contract Owners using the Contract as the security for the loan.

Participant loan repayments and interest—represent payments made by Contract Owners to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals, and death benefits—are payments to Contract Owners and beneficiaries made under the terms of the Contracts and amounts that Contract Owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option—are amounts that Contract Owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Other charges—are various contract level charges as described in charges and expenses in Note 7, which are assessed through the redemptions of units.

Receivable from/(Payable to) The Prudential Insurance Company of America—at times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing Contract Owner payments, surrenders, withdrawals and death benefits and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the Contract Owner’s account or the related unit value.

A12

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

PRIAC Variable Contract Account A

and the Board of Directors of

Prudential Retirement Insurance and Annuity Company

In our opinion, for each of the subaccounts of PRIAC Variable Contract Account A indicated in the table below, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of PRIAC Variable Contract Account A as of the date indicated in the table, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Prudential Retirement Insurance and Annuity Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinions.

AST Capital Growth Asset Allocation Portfolio (1)	AST Preservation Asset Allocation Portfolio (1)
AST Academic Strategies Asset Allocation Portfolio (1)	Prudential Balanced Fund (Class Z) (1)
AST Balanced Asset Allocation Portfolio (1)	Vanguard Balanced Index Fund (Institutional Shares) (1)

(1)	Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the years ended December 31, 2016 and 2015.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 21, 2017

A13

PRUDENTIAL RETIREMENT INSURANCE

AND ANNUITY COMPANY

Consolidated Financial Statements and

Independent Auditor’s Report

December 31, 2016 and 2015

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Report of Independent Auditors

To the Board of Directors and Stockholder of

The Prudential Retirement Insurance and Annuity Company

We have audited the accompanying consolidated financial statements of The Prudential Retirement Insurance and Annuity Company and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2016 and December 31, 2015 and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity, and of cash flows for each of the three years in the period ended December 31, 2016.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Retirement Insurance and Annuity Company and its subsidiaries as of December 31, 2016 and December 31, 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 10 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PricewaterhouseCoopers

April 20, 2017

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Financial Position

As of December 31, 2016 and 2015 (in thousands, except share amounts)

	December 31, 2016	December 31, 2015
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2016- $2,004,701; 2015- $1,862,053)	$2,101,769	$1,928,177
Trading account assets supporting insurance liabilities, at fair value	19,663,123	18,493,292
Other trading account assets, at fair value	7,875	6,106
Equity securities, available-for-sale, at fair value (cost: 2016-$1,000; 2015-$5,000)	1,013	5,089
Commercial mortgage and other loans	5,267,053	5,344,334
Other long-term investments	342,358	329,326
Short-term investments	13,749	95,642

Total investments	27,396,940	26,201,966
Cash and cash equivalents	59,096	15,786
Accrued investment income	179,079	181,999
Reinsurance recoverables	655,607	649,538
Valuation of business acquired	206,305	200,447
Goodwill	424,427	424,427
Income taxes	1,275	—
Other assets	391,623	376,616
Separate account assets	42,583,723	48,211,788

TOTAL ASSETS	$71,898,075	$76,262,567

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES

Future policy benefits	$851,579	$910,915
Policyholders’ account balances	25,593,558	24,377,708
Reinsurance payables	655,600	650,575
Cash collateral for loaned securities	522,279	340,257
Income taxes	—	37,284
Other liabilities	300,824	351,434
Separate account liabilities	42,583,723	48,211,788

Total Liabilities	70,507,563	74,879,961

STOCKHOLDER’S EQUITY
Common stock ($100 par value; 30,000 shares authorized and 25,000 shares issued and outstanding at December 31, 2016 and 2015)	2,500	2,500
Additional paid-in capital	1,211,924	1,197,578
Accumulated other comprehensive income (loss)	24,072	9,555
Retained earnings	152,016	172,973

Total Stockholder’s Equity	1,390,512	1,382,606

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$71,898,075	$76,262,567

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Operations

Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	2016	2015	2014
REVENUES
Premiums	$467,524	$432,675	$210,109
Policy charges and fee income	163,110	143,266	145,251
Net investment income	976,871	973,380	1,011,572
Realized investment gains (losses), net	9,434	178,266	27,301
Asset management fees	293,532	309,995	328,966
Investment gains (losses) on trading account assets supporting insurance liabilities, net	(10,069)	(578,842)	153,836
Other income (loss)	(1,443)	2,866	(641)

Total revenues	1,898,959	1,461,606	1,876,394

BENEFITS AND EXPENSES
Interest credited to policyholders’ account balances	717,140	232,784	827,364
Policyholders’ benefits	487,577	463,042	244,844
Salaries and other employee expenses	160,186	175,749	168,583
Asset management fees	90,495	92,278	99,270
Amortization of VOBA and other intangible assets, net of interest	(2,533)	19,333	17,796
Other general and administrative expenses	308,157	299,227	282,314

Total general, administrative and other expenses	556,305	586,587	567,963

Total benefits and expenses	1,761,022	1,282,413	1,640,171

INCOME (LOSS) BEFORE INCOME TAXES	137,937	179,193	236,223
Income tax expense	11,894	18,928	39,069

NET INCOME (LOSS)	$126,043	$160,265	$197,154

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Comprehensive Income

Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	2016	2015	2014
NET INCOME (LOSS)	$126,043	$160,265	$197,154
Other comprehensive income (loss), before tax:
Net unrealized investment gains (losses)	22,348	(62,331)	(4,993)
Foreign currency translation adjustments for the period	9	(84)	(127)

Total	22,357	(62,415)	(5,120)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	7,840	(21,861)	(1,792)

Other comprehensive income (loss), net of tax	14,517	(40,554)	(3,328)

COMPREHENSIVE INCOME (LOSS)	$140,560	$119,711	$193,826

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2013	$2,500	$1,706,305	$4,098	$53,437	$1,766,340
Dividend to parent			(188,544)		(188,544)
Return of capital to parent		(511,456)			(511,456)
Net sales of investments to parent/affiliates		1,538			1,538
Capital contributions from parent		177			177
Comprehensive income (loss):
Net income (loss)			197,154		197,154
Other comprehensive income (loss), net of tax				(3,328)	(3,328)

Total comprehensive income (loss)					193,826

Balance, December 31, 2014	2,500	1,196,564	12,708	50,109	1,261,881
Dividend to parent			—		—
Return of capital to parent		—			—
Net sales of investments to parent/affiliates		—			—
Capital contributions from parent		1,014			1,014
Comprehensive income (loss):
Net income (loss)			160,265		160,265
Other comprehensive income (loss), net of tax				(40,554)	(40,554)

Total comprehensive income (loss)					119,711

Balance, December 31, 2015	2,500	1,197,578	172,973	9,555	1,382,606
Dividend to parent			(147,000)		(147,000)
Return of capital to parent		—			—
Net sales of investments to parent/affiliates		—			—
Capital Contribution related to Variable Annuities Recapture(1)		13,330			13,330
Capital contributions from parent		1,016			1,016
Comprehensive income (loss):
Net income (loss)			126,043		126,043
Other comprehensive income (loss), net of tax				14,517	14,517

Total comprehensive income (loss)					140,560

Balance, December 31, 2016	$2,500	$1,211,924	$152,016	$24,072	$1,390,512

(1) See Note 1 for additional information.

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	2016	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$126,043	$160,265	$197,154
Adjustments to reconcile net income (loss) to net cash from (used in) operating activities:
Realized investment (gains) losses, net	(9,434)	(178,266)	(27,301)
Policy charges and fee income	(120,212)	(116,889)	(118,405)
Interest credited to policyholders’ account balances	717,140	232,784	827,364
Depreciation and amortization, including premiums and discounts	(5,874)	24,776	10,334
(Gains) losses on trading account assets supporting insurance liabilities, net	13,901	575,664	(154,837)
Change in:
Deferred policy acquisition costs	1,042	(6,018)	(7,939)
Future policy benefits	(57,081)	(69,033)	(80,629)
Other trading account assets	384	735	159
Income taxes	(33,070)	2,682	22,475
Due to/from parent and affiliates, net	(7,634)	(8,137)	3,609
Derivatives, net	(14,893)	45,214	19,261
Other, net	(10,764)	(956)	84,543

Cash flows from (used in) operating activities	599,548	662,821	775,788

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	270,099	472,081	381,268
Trading account assets supporting insurance liabilities and other trading account assets	30,547,686	8,821,280	8,930,571
Equity securities, available-for-sale	4,207	952	—
Commercial mortgage and other loans	826,459	774,760	656,616
Other long-term investments	7,927	19,209	9,908
Short-term investments	140,187	234,065	152,669
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(422,283)	(394,799)	(250,892)
Trading account assets supporting insurance liabilities and other trading account assets	(31,672,605)	(9,547,327)	(8,278,718)
Equity securities, available-for-sale	—	—	(5,000)
Commercial mortgage and other loans	(768,848)	(1,226,276)	(940,044)
Other long-term investments	(2,823)	(11,567)	(8,545)
Short-term investments	(58,265)	(355,047)	(85,412)
Change in notes receivable	(45,141)	(13,343)	(8,977)
Derivatives, net	37,829	22,474	(128,200)
Other, net	57	(7)	78

Cash flows from (used in) investing activities	(1,135,514)	(1,203,545)	425,322

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	8,299,641	6,213,264	5,715,930
Policyholders’ account withdrawals	(7,754,813)	(5,668,405)	(5,944,039)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	182,022	(66,134)	(240,155)

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Dividend paid to Parent	(147,000)	—	(188,544)
Return of capital paid to parent	—	—	(511,456)
Capital contributions from parent	1,016	1,014	177
Net sales of investments to parent/affiliates	—	—	2,368
Net change in financing arrangements (maturities of 90 days or less)	(66)	92	(120)

Cash flows from (used in) financing activities	580,800	479,831	(1,165,839)

Effect of foreign exchange rate changes on cash balance	(1,524)	10,985	(1,615)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	43,310	(49,908)	33,656
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	15,786	65,694	32,038

CASH AND CASH EQUIVALENTS, END OF YEAR	$59,096	$15,786	$65,694

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received)	$44,965	$16,246	$16,594
Interest paid	$525	$269	$89
NON-CASH TRANSACTIONS DURING THE YEAR(1)
Assets received, excluding cash and cash equivalents	$63,482	$—	$—
Variable Annuities Recapture of reserves	$63,482	$—	$—
Non-cash income tax receivable	$13,330	$—	$—
Non-cash capital contribution	$13,330	$—	$—

(1) Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION

Prudential Retirement Insurance and Annuity Company (the “Company”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). On April 1, 2004, Connecticut General Life Insurance Company (“CGLIC”) sold the retirement business of CIGNA Corporation for $2.12 billion to Prudential Insurance. The sale of this business included the purchase by Prudential Insurance of all the shares of CIGNA Life Insurance Company. Concurrent with the acquisition, CIGNA Life Insurance Company entered into reinsurance arrangements with wholly-owned subsidiaries of CIGNA Corporation (collectively, “CIGNA”) to effect the transfer of the retirement business included in the transaction to Prudential Insurance. Subsequent to the sale, the name of CIGNA Life Insurance Company was changed to Prudential Retirement Insurance and Annuity Company.

The Company provides retirement investment and income products and services to public, private and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of qualified and non-qualified defined contribution and defined benefit retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations. The Company also offers products that provide pension risk transfer solutions, as pension plan sponsors seek to manage their exposure to risk.

Through March 31, 2016, the Company reinsured its guaranteed minimum withdrawal benefits associated with its annuity products to an affiliated company, Pruco Reinsurance Limited (“Pruco Re”). Effective April 1, 2016, the Company recaptured the risks related to those guaranteed minimum withdrawal benefits which is also referred to as the “Variable Annuities Recapture,” and is managing the risk of the guarantees within the Company.

As part of the Variable Annuities Recapture, the Company received invested assets of $63.5 million as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016, and unwound the associated reinsurance recoverable of $47.2 million. As a result of the recapture transaction, the Company recognized a gain of $16.3 million immediately.

The Company’s total investments increase includes non-cash activities of $63.5 million in derivative assets related to the Variable Annuities Recapture transaction with Pruco Re and current tax receivables of $13.3 million as contributed capital by Prudential Financial.

Basis of Presentation

The Consolidated Financial Statements include wholly-owned subsidiaries and a consolidated variable interest entity in which the Company is the primary beneficiary. These subsidiaries are primarily used to facilitate the management of certain investments. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has evaluated subsequent events through April 20, 2017, the date these Consolidated Financial Statements were issued.

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates as more fully described in Note 10. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of business acquired asset and its amortization; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments

The Company’s principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; other long-term investments including derivatives, joint ventures (other than operating joint ventures) and limited partnerships; and short-term investments. The accounting policies related to each are as follows:

“Fixed maturities, available-for-sale, at fair value” are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 11 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, and amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Additionally prepayment premiums are also included in “Net Investment Income.” For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, are included in “Accumulated other comprehensive income” (“AOCI”).

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Investment gains (losses) on trading account assets supporting insurance liabilities, net.” Interest and dividend income from these investments is reported in “Net investment income.” The investment results that ultimately accrue to contractholders are correspondingly reported in “Interest credited to policyholders’ account balances.”

“Other trading account assets, at fair value” consist of investments used by the Company for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments are reported in “Net investment income.”

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

“Equity securities, available-for-sale, at fair value” are comprised of common stock, and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.

“Commercial mortgage and other loans” consists of commercial mortgage loans and agricultural property loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for loan losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage and other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt, is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

“Other long-term investments” consist of derivative financial instruments and the Company’s investments in non-coupon joint ventures and limited partnerships.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the values of securities. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk (“NPR”) used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-U.S. earnings and net investments in foreign operations resulting from changes in currency rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed below and in Note 12, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. In addition, derivative results are included in business gross profits which may impact the pattern by which DAC and other assets are amortized. Cash flows from derivatives are reported in the operating and investing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its counterparty for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Joint venture and limited partnership interests are accounted for using the equity method of accounting, the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, or the fair value option where elected. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investments in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag. For the investments for which the Company has elected the fair value option, the associated realized and unrealized gains and losses are reported in “Other income.” The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 3 for additional information about variable interest entities.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Other long-term investments” above for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

(1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An OTTI is recognized in earnings for a debt security in an unrealized loss position when either (1) the Company has the intent to sell the debt security or (2) it is more likely than not the Company will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized. In addition to the above mentioned circumstances, the Company also recognizes an OTTI in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates approaches maturity.

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.

The split between the amount of an OTTI recognized in other comprehensive income (loss) and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including deferred policy acquisition costs (“DAC”), the value of business acquired (“VOBA”), certain future policy benefits, policyholders’ account balances, and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Cash and Cash Equivalents

“Cash and cash equivalents” include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

“Reinsurance recoverables” and “Reinsurance payables” primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement business of CIGNA. For each of the reinsurance contracts, the Company determines if the contact provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 7 for additional information about the Company’s reinsurance arrangements.

Income Taxes

The Company is incorporated in the filing of the Prudential Financial consolidated federal income tax returns, beginning in 2010. Prior to 2010, the Company was not eligible to be included in the Prudential Financial consolidated return due to Internal Revenue Code provisions related to the April 1, 2004 acquisition of the Company by Prudential Insurance.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the Prudential Financial tax return may differ from the items reflected in the Company’s financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Prudential Financial’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statement of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in Prudential Financial’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 8 for a discussion of factors considered when evaluating the need for a valuation allowance.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carry forwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 8 for additional information regarding income taxes.

Valuation of Business Acquired

As a result of the acquisition of the retirement business of CIGNA and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits in excess of the cost of capital embedded in the acquired business. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. VOBA is determined by estimating the net present value of future cash flows from the contracts inforce at the date of acquisition. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain inforce, while future negative cash flows include costs to administer the contracts and taxes. Contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the anticipated life of the acquired contracts using the same methodology and assumptions used to amortize DAC. The Company records amortization of VOBA in “Amortization of VOBA and other intangible assets, net of interest”. See Note 5 for additional information regarding VOBA.

Goodwill

As a result of the acquisition of CIGNA’s retirement business, the Company recognized an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of the Company below its carrying amount. Accounting guidance provides for an optional qualitative assessment for testing goodwill impairment that may allow companies to skip the quantitative two-step test. The Company has elected the quantitative two-step test that is performed. The first step, used to identify potential impairment, involves comparing the Company’s fair value to its carrying value including goodwill. If the fair value of the Company exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for the Company for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the Company, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the Company was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill of the Company, there is no impairment. If the goodwill of the Company exceeds the implied fair value of the goodwill, an impairment charge is recorded in “Amortization of VOBA and other intangible assets, net of interest” expense for the excess. An impairment loss recognized cannot exceed the amount of goodwill of the Company, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of the Company including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted. See Note 5 for additional information regarding goodwill.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Other Assets and Other Liabilities

“Other assets” consist primarily of DAC, intangible assets related to the acquisition of the retirement business of Union Bank of California, N.A. (“UBOC”), affiliated notes receivable, account receivables and receivables resulting from sales of securities that had not yet settled at the balance sheet date.

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Other general and administrative expenses,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing at the end of each reporting period.

DAC related to group annuity defined contribution and defined benefit contracts are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment results, fee income and expenses, based on historical and anticipated future experience, which is updated periodically. The effect of changes to total gross profits on unamortized deferred acquisition costs is reflected in the period such total gross profits are revised. DAC related to longevity reinsurance contracts is amortized in proportion to gross premiums.

For some products, policyholders or their employers can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 4 for additional information regarding DAC.

The identifiable intangible assets represent customer contracts purchased through an acquisition of a portion of UBOC’s retirement business where such purchases did not meet the definition of a business combination and are recorded net of accumulated amortization. Currently this balance is being amortized over an estimated useful life of 25 years to “Amortization of VOBA and other intangible assets, net of interest” on the Statements of Operations. Annually, or as material events warrant, forecasted cash flows are reevaluated to assess likelihood of impairment or material changes to useful life or amortization pattern.

Property and equipment are carried at cost less accumulated depreciation. Most new property and equipment used by the Company is purchased and owned by Prudential Insurance, and depreciation expenses are allocated to the Company. Depreciation of this property and equipment on the Company’s balance sheet is depreciated using the straight-line method over the estimated useful lives of the related assets.

“Other liabilities” consist primarily of derivatives, except for embedded derivatives which are recorded with the associated host contract, general expense payables and contingent liabilities. The Company nets the fair value of all derivative financial instruments with its counterparty for which a master netting arrangement has been executed. See above for additional information regarding derivatives.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. The Company evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Separate Account Assets and Liabilities

“Separate account assets” are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments, and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. “Separate account liabilities” primarily represent the contractholder’s account balance in separate account assets. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration, and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Future Policy Benefits

“Future policy benefits” are primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality and retirement experience, less the present value of future net premiums. Expected mortality is generally based on a modification of standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns, including a provision for administrative expenses and adverse deviation. Although mortality and interest rate assumptions are “locked-in”, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In certain instances, the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional liability (Profits Followed by Losses or “PFL” liability) be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. See Note 6 for additional information regarding future policy benefits.

Policyholders’ Account Balances

“Policyholders’ account balances” represent the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is associated with the accumulated account deposits, plus interest credited and certain realized and unrealized investment gains and losses that ultimately accrue to contractholders related to experience rated products, less policyholder withdrawals and other charges assessed against the account balance, as applicable. See Note 6 for additional information regarding policyholders’ account balances.

Securities Repurchase and Resale Agreements and Securities Loaned Transactions

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transaction are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “Other general and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in the amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms and large banks. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income,” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “Other general and administrative expenses”).

Insurance Revenue and Expense Recognition

Premiums from non-participating single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Amounts received as payment for participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities”. Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Benefits and expenses for these products include interest credited to policyholders’ account balances.

Recent Accounting Pronouncements

Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of accounting standards updates (“ASU”) to the FASB Accounting Standards Codification.

The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

ASU adopted during the year ended December 31, 2016

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2015-02, Consolidation (Topic 810): Amendments to Consolidation Analysis	The ASU modifies the rules regarding consolidation. Specialized standard for limited partnerships and similar legal entities is eliminated and the indefinite deferral for certain investment funds is removed.	January 1, 2016 using a modified retrospective method.	Adoption of the ASU had no impact on the Company’s Consolidated Financial Statements and did not have an impact on the Notes to the Consolidated Financial Statements.

ASU 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity)	This ASU provides that an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. If adopted, the standard eliminates the measurement difference that exists when both are measured at fair value.	January 1, 2016 using a modified retrospective method.	Adoption of the ASU had no impact on the Company’s Consolidated Financial Statements and did not have an impact on the Notes to the Consolidated Financial Statements.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

ASU issued but not yet adopted as of December 31, 2016

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2014-09, Revenue from Contracts with Customers (Topic 606)	The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments are explicitly scoped out of the standard.

January 1, 2018 using one of two retrospective application methods (early adoption permitted beginning January 1, 2017).

The Company plans to adopt the standard on January 1, 2018 using the modified retrospective application.

The Company is currently assessing the impact of the ASU on the Company’s Financial Statements and Notes to the Financial Statements.
ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities	The ASU revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The standard also amends certain disclosure requirements associated with the fair value of financial instruments.	January 1, 2018 using the modified retrospective method. The amendments are to be applied prospectively as they relate to equity investments without readily determinable fair value.	The Company’s equity investments, except for those accounted for using the equity method, will generally be carried on the Consolidated Statements of Financial Position at fair value with changes in fair value reported in current earnings. The Company is continuing to assess additional impacts of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2016-13, Financial Instruments-Credit Losses (Topic326): Measurement of Credit Losses on Financial Instruments	This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current other-than-temporary impairment standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.	January 1, 2020 using the modified retrospective method, however prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an other-than-temporary-impairment was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)	This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.	January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash	In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.	January 1, 2018 using the retrospective method (with early adoption permitted).	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

3.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,889	$13	$39	$8,863	$—
Obligations of U.S. states and their political subdivisions	4,000	690	—	4,690	—
Foreign government bonds	214,765	27,002	2,735	239,032	—
Public utilities	205,278	14,891	1,792	218,377	—
Redeemable preferred stock	6,284	484	—	6,768	—
All other U.S. corporate public securities	609,636	36,453	4,079	642,010	(850)
All other U.S. corporate private securities	198,777	11,035	665	209,147	—
All other foreign corporate public securities	194,137	10,140	1,167	203,110	—
All other foreign corporate private securities	102,795	1,630	4,259	100,166	—
Asset-backed securities(1)	94,173	7,891	647	101,417	(8,900)
Commercial mortgage-backed securities	297,936	3,841	3,945	297,832	—
Residential mortgage-backed securities(2)	68,031	2,737	411	70,357	—

Total fixed maturities, available-for-sale	$2,004,701	$116,807	$19,739	$2,101,769	$(9,750)

Equity securities, available-for-sale:
Mutual funds	$1,000	$13	—	$1,013

Total equity securities, available-for-sale	$1,000	$13	—	$1,013

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, education loans and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $18,492 thousand of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	December 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,872	$19	$25	$8,866	$—
Obligations of U.S. states and their political subdivisions	4,513	582	—	5,095	—
Foreign government bonds	195,743	9,318	3,181	201,880	—
Public utilities	159,121	14,628	670	173,079	—
Redeemable preferred stock	6,282	600	—	6,882	—
All other U.S. corporate public securities	591,546	32,349	8,006	615,889	—
All other U.S. corporate private securities	239,474	12,222	2,505	249,191	—
All other foreign corporate public securities	177,848	6,035	1,950	181,933	—
All other foreign corporate private securities	124,699	1,880	5,733	120,846	—
Asset-backed securities(1)	95,618	5,722	661	100,679	(9,474)
Commercial mortgage-backed securities	174,187	3,496	1,275	176,408	—
Residential mortgage-backed securities(2)	84,150	3,689	410	87,429	—

Total fixed maturities, available-for-sale	$1,862,053	$90,540	$24,416	$1,928,177	$(9,474)

Equity securities, available-for-sale:
Mutual funds	$5,000	$152	$63	$5,089

Total equity securities, available-for-sale	$5,000	$152	$63	$5,089

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $13,584 thousand of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables show the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity and equity securities have been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2016
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:

U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,406	$39	$—	$—	$5,406	$39
Obligations of U.S. states and their political subdivisions	—	—	—	—	—	—
Foreign government bonds	56,514	1,753	5,692	982	62,206	2,735
Public utilities	64,785	1,242	498	550	65,283	1,792
All other U.S. corporate public securities	145,518	3,717	1,475	362	146,993	4,079
All other U.S. corporate private securities	21,907	375	9,019	290	30,926	665

All other foreign corporate public securities	70,827	969	1,675	198	72,502	1,167

All other foreign corporate private securities	16,501	374	22,319	3,885	38,820	4,259
Asset-backed securities(1)	27,082	254	12,920	393	40,002	647
Commercial mortgage-backed securities	151,176	3,907	9	38	151,185	3,945
Residential mortgage-backed securities(2)	12,531	223	5,859	188	18,390	411

Total fixed maturities, available-for-sale	$572,247	$12,853	$59,466	$6,886	$631,713	$19,739

Equity securities, available-for-sale:

Total equity securities, available-for-sale	$—	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	December 31, 2015
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:

U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,364	$25	$—	$—	$5,364	$25
Obligations of U.S. states and their political subdivisions	512	—	—	—	512	—
Foreign government bonds	109,958	3,181	—	—	109,958	3,181
Public utilities	24,716	670	—	—	24,716	670
All other U.S. corporate public securities	157,346	7,544	3,807	462	161,153	8,006
All other U.S. corporate private securities	43,057	2,110	2,738	394	45,795	2,504

All other foreign corporate public securities	52,157	1,314	12,125	636	64,282	1,950
All other foreign corporate private securities	38,000	1,415	31,947	4,319	69,947	5,734
Asset-backed securities(1)	15,707	127	14,797	534	30,504	661
Commercial mortgage-backed securities	67,374	1,075	353	200	67,727	1,275
Residential mortgage-backed securities(2)	13,703	189	8,092	221	21,795	410

Total fixed maturities, available-for-sale	$527,894	$17,650	$73,859	$6,766	$601,753	$24,416

Equity securities, available-for-sale:

Total equity securities, available-for-sale	$937	$63	$—	$—	$937	$63

The gross unrealized losses on fixed maturity securities at December 31, 2016 and 2015 were composed of $18,080 thousand and $20,166 thousand, respectively, related to high or highest quality securities based on National Association of Insurance Commissioners (“NAIC”) or equivalent rating, and $1,659 thousand and $4,250 thousand, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2016, the $6,886 thousand of gross unrealized losses of twelve months or more were concentrated in foreign government bonds and the consumer non-cyclical and capital goods sectors of the Company’s corporate securities. At December 31, 2015, the $6,766 thousand of gross unrealized losses of twelve months or more were concentrated in the consumer non-cyclical, energy and capital goods sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at December 31, 2016 or 2015. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to increases in interest rates. At December 31, 2016, the Company did not intend to sell the securities, and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

At December 31, 2016 and 2015, there were no gross unrealized losses on equity securities that represented declines in value of greater than 20%.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The amortized cost and fair value of fixed maturities by contractual maturities were as follows, as of the date indicated:

	December 31, 2016
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$85,679	$87,223
Due after one year through five years	480,889	489,303
Due after five years through ten years	544,118	556,310
Due after ten years	433,875	499,327
Asset-backed securities	94,173	101,417
Commercial mortgage-backed securities	297,936	297,832
Residential mortgage-backed securities	68,031	70,357

Total fixed maturities, available-for-sale	$2,004,701	$2,101,769

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

The following table depicts the sources of fixed maturity and equity security proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities, for the years indicated:

	2016	2015	2014
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$54,089	$76,483	$87,806
Proceeds from maturities/repayments	217,307	392,636	259,555
Gross investment gains from sales, prepayments, and maturities	1,835	2,982	9,804
Gross investment losses from sales and maturities	(2,386)	(604)	(950)
Equity securities, available-for-sale:
Proceeds from sales(2)	$4,207	$952	$—
Gross investment gains from sales	207	473	—
Gross investment losses from sales	—	—	—
Fixed maturity and equity security impairments:
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(3)	$(4,614)	$(674)	$(327)
Writedowns for impairments on equity securities	—	(2)	—

(1)	Includes ($1.3) million, $0.9 million and $0 million of non-cash related proceeds for the years ended December 31, 2016, 2015 and 2014, respectively.
(2)	Includes $0 million, $0 million and $0 million of non-cash related proceeds for the years ended December 31, 2016, 2015 and 2014, respectively.
(3)

Excludes the portion of OTTI recorded in OCI representing any difference between the fair value of the impaired debt security and the net present value of its projected cash flows at the time of impairment.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in OCI. For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and the amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts, for years ended December 31:

	2016	2015
	(in thousands)
Balance, beginning of period	$(12,736)	$(8,850)
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	797	(6)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	—	(174)
Credit loss impairments recognized in the current period on securities not previously impaired	339	—
Additional credit loss impairments recognized in the current period on securities previously impaired	—	110
Increases due to the passage of time on previously recorded credit losses	12	8
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(170)	(3,824)

Balance, end of period	$(11,758)	$(12,736)

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” as of the dates indicated:

	December 31, 2016		December 31, 2015
	Cost	Fair Value	Cost	Fair Value
	(in thousands)
Short-term investments and cash equivalents	$654,773	$654,773	$762,774	$762,774
Fixed maturities:

U.S. Treasury securities and obligations of U.S. government authorities, agencies and political subdivisions	197,317	236,076	197,930	234,478
Foreign government bonds	358,432	355,721	165,709	169,125
Corporate securities	13,771,593	13,865,180	12,684,560	12,737,201
Asset-backed securities(1)	1,333,377	1,348,758	1,294,903	1,299,405
Commercial mortgage-backed securities	2,032,418	2,052,101	1,859,962	1,861,951
Residential mortgage-backed securities(2)	1,142,116	1,150,147	1,411,134	1,428,358

Total fixed maturities	18,835,253	19,007,983	17,614,198	17,730,518
Equity securities	123	367	—	—

Total trading account assets supporting insurance liabilities	$19,490,149	$19,663,123	$18,376,972	$18,493,292

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Investment gains (losses) on trading account assets supporting insurance liabilities, net” was $56,654 thousand, $(541,528) thousand and $126,998 thousand during the years ended December 31, 2016, 2015 and 2014, respectively.

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets” as of the dates indicated:

	December 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Corporate securities	$9,150	$7,875	$7,000	$6,106

Total other trading account assets	$9,150	$7,875	$7,000	$6,106

The net change in unrealized gains (losses) from other trading account assets still held at period end, recorded within “Other income (loss),” was $(381) thousand, $(735) thousand and $(159) thousand during the years ended December 31, 2016, 2015 and 2014, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans were comprised as follows, as of the dates indicated:

	December 31, 2016		December 31, 2015
	Amount	% of	Amount	% of
	(in thousands)	Total	(in thousands)	Total
Commercial mortgage and other loans by property type:
Apartments/Multi-Family	$1,270,985	24.1%	$1,054,192	19.7%
Retail	544,592	10.3%	759,697	14.2%
Industrial	1,347,520	25.5%	1,450,940	27.1%
Office	1,203,661	22.8%	1,039,279	19.4%
Other	466,202	8.8%	540,810	10.1%
Hospitality	232,803	4.4%	292,376	5.4%

Total commercial mortgage loans by property type	5,065,763	95.9%	5,137,294	95.9%
Agricultural property loans	218,210	4.1%	218,859	4.1%

Total commercial mortgage and other loans by property type	5,283,973	100.0%	5,356,153	100.0%

Valuation allowance	(16,920)		(11,819)

Total net commercial mortgage and other loans	$5,267,053		$5,344,334

The commercial mortgage and other loans were geographically dispersed throughout the United States (with the largest concentrations in California (25%), Texas (13%) and Georgia (7%)) and included loans secured by properties in Europe (4%) at December 31, 2016.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, was as follows:

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Total Loans
	(in thousands)
Allowance for losses, beginning of year	$11,664	$155	$11,819
Addition to (release of) allowance of losses	5,115	(14)	5,101
Charge-offs, net of recoveries	—	—	—

Total ending balance	$16,779	$141	$16,920

	December 31, 2015
	Commercial Mortgage Loans	Agricultural Property Loans	Total Loans
	(in thousands)
Allowance for losses, beginning of year	$12,737	$136	$12,873
Addition to (release of) allowance of losses	(1,073)	19	(1,054)
Charge-offs, net of recoveries	—	—	—

Total ending balance	$11,664	$155	$11,819

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2016			December 31, 2015
	Commercial Mortgage Loans	Agricultural Property Loans	Total Loans	Commercial Mortgage Loans	Agricultural Property Loans	Total Loans
	(in thousands)

Allowance for Credit Losses:
Individually evaluated for impairment	$5,375	$—	$5,375	$—	$—	$—
Collectively evaluated for impairment	11,404	141	11,545	11,664	155	11,819
Loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance	$16,779	$141	$16,920	$11,664	$155	$11,819

Recorded Investment(1):
Individually evaluated for impairment	$46,716	$—	$46,716	$—	$—	$—
Collectively evaluated for impairment	5,019,047	218,210	5,237,257	5,137,294	218,859	5,356,153
Loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance	$5,065,763	$218,210	$5,283,973	$5,137,294	$218,859	$5,356,153

(1)	Recorded investment reflects the carrying value gross of related allowance

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. As of December 31, 2016, there were $46,716 thousand of impaired commercial mortgage loans identified in management’s specific review of probable loan losses, for which there was a related allowance for losses of $5,375 thousand, an average recorded investment before allowance of $28,174 thousand and $3,032 thousand of year-to-date interest income recognized. As of December 31, 2015, there were no impaired commercial mortgage loans identified in management’s specific review of probable loan losses, for which there was an average recorded investment before allowance of $8,061 thousand and $204 thousand of year-to-date interest income recognized.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

Commercial Mortgage Loans	Debt Service Coverage Ratio - December 31, 2016

	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$2,509,766	$52,078	$23,121	$2,584,965
60%-69.99%	1,517,301	—	32,585	1,549,886
70%-79.99%	797,911	68,218	—	866,129
80% or greater	1,545	16,522	46,716	64,783

Total commercial mortgage loans	$4,826,523	$136,818	$102,422	$5,065,763

Agricultural Property Loans	Debt Service Coverage Ratio - December 31, 2016

	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$209,083	$7,627	$—	$216,710
60%-69.99%	1,500	—	—	1,500
70%-79.99%	—	—	—	—
80% or greater	—	—	—	—

Total agricultural property loans	$210,583	$7,627	—	$218,210

Total Commercial Mortgage and Agricultural Property Loans	Debt Service Coverage Ratio - December 31, 2016

	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$2,718,849	$59,705	$23,121	$2,801,675
60%-69.99%	1,518,801	—	32,585	1,551,386
70%-79.99%	797,911	68,218	—	866,129
80% or greater	1,545	16,522	46,716	64,783

Total commercial mortgage and agricultural property loans	$5,037,106	$144,445	$102,422	$5,283,973

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Commercial Mortgage Loans	Debt Service Coverage Ratio - December 31, 2015

	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$2,683,358	$53,655	$2,221	$2,739,234
60%-69.99%	1,651,104	55,946	9,652	1,716,702
70%-79.99%	659,362	—	7,374	666,736
80% or greater	11,461	3,161	—	14,622

Total commercial mortgage loans	$5,005,285	$112,762	$19,247	$5,137,294

Agricultural Property Loans	Debt Service Coverage Ratio - December 31, 2015

	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$215,325	$2,034	$—	$217,359
60%-69.99%	1,500	—	—	1,500
70%-79.99%	—	—	—	—
80% or greater	—	—	—	—

Total agricultural property loans	$216,825	$2,034	—	$218,859

Total Commercial Mortgage and Agricultural Property Loans	Debt Service Coverage Ratio - December 31, 2015

	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$2,898,683	$55,689	$2,221	$2,956,593
60%-69.99%	1,652,604	55,946	9,652	1,718,202
70%-79.99%	659,362	—	7,374	666,736
80% or greater	11,461	3,161	—	14,622

Total commercial mortgage and agricultural property loans	$5,222,110	$114,796	$19,247	$5,356,153

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2016
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$5,063,188	$2,575	$—	$—	$2,575	$5,065,763	$46,716
Agricultural property loans	218,210	—	—	—	—	218,210	—

Total commercial mortgage and other loans	$5,281,398	$2,575	$—	$—	$2,575	$5,283,973	$46,716

(1)	There were no loans accruing interest.
(2)	See Note 2 for further discussion regarding non-accrual status loans.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	December 31, 2015

	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$5,137,294	$—	$—	$—	$—	$5,137,294	$7,367
Agricultural property loans	218,859	—	—	—	—	218,859	—

Total commercial mortgage and other loans	$5,356,153	$—	$—	$—	$—	$5,356,153	$7,367

(1)	There were no loans accruing interest.
(2)	See Note 2 for further discussion regarding non-accrual status loans.

For the year ended December 31, 2016, there were no commercial mortgage or other loans acquired, other than those through direct origination, and no commercial mortgage or other loans sold. For the year ended December 31, 2015, there were $2,000 thousand of commercial mortgage and other loans acquired, other than those through direct origination, and no commercial mortgage and other loans sold, other than those classified as held-for-sale.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of December 31, 2016, there were $46,716 thousand of new troubled debt restructurings related to commercial mortgage loans with payment defaults that were modified as a troubled debt restructuring within the twelve months preceding; there were no such restructurings as of December 31, 2015. As of both December 31, 2016 and 2015, the Company had no commitments to lend additional funds to borrowers that have been involved in a troubled debt restructuring. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of “Other long-term investments” at December 31, for the years indicated:

	2016	2015
	(in thousands)
Investments in joint ventures and limited partnerships:
Private equity	$44,093	$55,681
Hedge funds	10,427	2,975
Real estate related	307	—

Total joint ventures and limited partnerships	54,827	58,656
Derivatives	277,049	259,423
Other(1)	10,482	11,247

Total other long-term investments	$342,358	$329,326

(1)	Comprised primarily of member and activity-based stock associated with membership in the Federal Home Loan Bank of Boston.

As of both December 31, 2016 and 2015, the Company did not have any significant equity method investments.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Net Investment Income

The following table sets forth net investment income by asset class, for the years ended December 31:

	2016	2015	2014
	(in thousands)
Fixed maturities, available-for-sale(1)	$86,919	$91,816	$101,483
Trading account assets	721,072	687,446	730,219
Commercial mortgage and other loans	223,679	245,917	226,529
Short-term investments and cash equivalents	452	84	133
Other long-term investments	(1,005)	478	4,926

Gross investment income	1,031,117	1,025,741	1,063,290
Less: investment expenses	(54,246)	(52,361)	(51,718)

Net investment income	$976,871	$973,380	$1,011,572

(1)	During 2016, fixed maturity prepayments and call premiums were reclassified to “Net investment income.” Prior periods were not restated. The impact of this change was immaterial.

The carrying value of non-income producing assets included $2,890 thousand in fixed maturities and $22,533 thousand in trading account assets supporting insurance liabilities as of December 31, 2016. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2016.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, were from the following sources, for the years ended December 31:

	2016	2015	2014
	(in thousands)
Fixed maturities, available-for-sale	$(5,165)	$1,704	$8,527
Equity securities, available-for-sale	207	471	—
Commercial mortgage and other loans	(5,100)	1,001	11,323
Joint ventures and limited partnerships	(50)	(97)	(41)
Derivatives(1)	19,541	175,187	7,492
Short-term investments and cash equivalents	1	—	—

Realized investment gains (losses), net	$9,434	$178,266	$27,301

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Net Unrealized Gains (Losses) on Investments by Asset Class

The table below presents net unrealized gains (losses) on investments by asset class at December 31 for the years indicated:

	2016	2015	2014
	(in thousands)
Fixed maturity securities, available-for-sale on which an OTTI loss has been recognized	$8,742	$4,110	$681
Fixed maturity securities, available-for-sale - all other	88,326	62,014	140,781
Equity securities, available-for-sale	13	89	563
Derivatives designated as cash flow hedges(1)	(3,139)	1,730	(1,162)
Joint ventures and limited partnerships	917	907	877
Affiliated notes	(2,601)	—	—

Net unrealized gains (losses) on investments	$92,258	$68,850	$141,740

(1)	See Note 12 for more information on cash flow hedges.

Repurchase Agreements and Securities Lending

In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of December 31, 2016 and 2015, the Company had no repurchase agreements. As of December 31, 2016, the Company had $522,279 thousand of securities lending transactions recorded as “Cash collateral for loaned securities,” comprised of $429,004 thousand of corporate securities, $55,036 thousand of residential mortgage-backed securities and $38,239 thousand of foreign government bonds, all of which had remaining contractual maturities that were overnight and continuous. As of December 31, 2015, the Company had $340,257 thousand of securities lending transactions, comprised of $298,735 thousand of corporate securities, $33,282 thousand of foreign government bonds and $8,240 thousand of commercial mortgage-backed securities, all of which had remaining contractual maturities that were overnight and continuous.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and collateralized borrowings. At December 31 for the years indicated, the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral as reported in the Consolidated Statements of Financial Position included the following:

	2016	2015
	(in thousands)
Pledged Collateral:
Fixed maturities	$29,689	$1,674
Trading account assets supporting insurance liabilities	476,592	326,475

Total securities pledged	$506,281	$328,149

Liabilities Supported by Pledged Collateral:
Cash collateral for loaned securities	$522,279	$340,257

Total liabilities	$522,279	$340,257

In the normal course of business activities, the Company accepts collateral which can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2016, the fair value of this collateral was $139,970 thousand, none of which had been sold or repledged. As of December 31, 2015, there was no such collateral.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Assets of $7,056 thousand and $7,926 thousand at December 31, 2016 and 2015, respectively, were on deposit with governmental authorities or trustees. Securities restricted as to sale amounted to $10,482 thousand and $11,190 thousand at December 31, 2016 and 2015, respectively. This amount represents member and activity-based stock associated with membership in the Federal Home Loan Bank of Boston.

Variable Interest Entities

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided material financial or other support that was not contractually required to these structures.

The Company consolidates a VIE that was formed in July 2009 to facilitate a transaction in which the Company was compensated for effectively defeasing credit insurance protection related to certain asset-backed securities held by the Company. These asset-backed securities had a fair value of $9,521 thousand and $10,163 thousand and unpaid principal amount of $9,715 thousand and $10,928 thousand at December 31, 2016 and 2015, respectively, and are the sole assets of the VIE. In addition, the VIE contains a liability related to a swap with a fair value of $1,943 thousand and $1,683 thousand at December 31, 2016 and 2015, respectively. The creditors to the VIE (including the swap counterparty) do not have recourse to the Company in excess of the assets in the VIE. The total assets of the VIE at December 31, 2016 and 2015 are $7,624 thousand and $8,532 thousand, respectively.

4.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, which are included in “Other assets”, are as follows:

	2016	2015	2014
	(in thousands)
Balance, beginning of year	$116,672	$110,856	$102,996
Capitalization of commissions, sales and issue expenses	12,927	14,086	15,186
Amortization, net of interest	(12,052)	(8,068)	(7,246)
Foreign currency translation	(1,071)	(202)	(80)

Balance, end of year	$116,476	$116,672	$110,856

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

5.	VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, are as follows:

	2016	2015	2014
	(in thousands)
Balance, beginning of year	$200,447	$214,484	$226,972
Amortization(1)	(6,519)	(26,924)	(25,767)
Interest(2)	12,377	12,887	13,279

Balance, end of year	$206,305	$200,447	$214,484

(1) The weighted average remaining expected life for VOBA amortization is approximately 11 years.

(2) The interest accrual rate was 6.4%, 6.4% and 6.4% for 2016, 2015 and 2014, respectively.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
2017	$9,048
2018	8,048
2019	7,191
2020	6,504
2021	5,911
2022 and thereafter	169,603

Total	$206,305

Goodwill

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed and was the result of the acquisition of CIGNA’s retirement business. For tax purposes, the transaction was accounted for as a purchase of assets and did not result in the recognition of any nondeductible assets.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of the Company below its carrying amount, as discussed in further detail in Note 2.

The Company performed goodwill impairment testing using the quantitative approach at December 31, 2016 and 2015. There were no impairments recorded in 2016, 2015 or 2014.

Other Intangibles

On December 31, 2007, the Company acquired a portion of UBOC’s retirement business for $103.0 million of cash consideration. In recording the transaction, $2.6 million of the purchase price was paid for by the Company on behalf of Prudential Bank and Trust, FSB (“PB&T”), an affiliated company. The remaining purchase price of $100.4 million was included in other intangible assets as it represented the value of customer contracts, which is reflected in “Other Assets”. Other intangible assets at December 31 consist of:

	2016			2015
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in thousands)
Customer Contracts (UBOC acquisition)	$100,400	$ (37,486)	$62,914	$100,400	$ (32,245)	$68,155

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Customer contract-related intangibles associated with the acquisition of a portion of UBOC’s retirement business are being amortized over 25 years. Amortization expense for these other intangibles currently owned by the Company is expected to be as follows:

Other Intangible Assets Amortization
(in thousands)
2017	$5,149
2018	5,030
2019	4,890
2020	4,734
2021	4,566
2022 and thereafter	38,545

Total	$62,914

6.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 were as follows:

	2016	2015
	(in thousands)
Group and individual annuities	$819,798	$881,136
Other contract liabilities	31,781	29,779

Total future policy benefits	$851,579	$910,915

Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits is determined to be insufficient to provide for expected future policy benefits and maintenance expenses. Premium deficiency reserves of $79,963 thousand and $76,489 thousand have been recorded at December 31, 2016 and 2015, respectively. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present value range from 2.14% to 10.00%; less than 1% of the reserves are based on an interest rate in excess of 8.00%.

The future policy benefits for other contract liabilities represent liabilities which are associated with the guaranteed minimum withdrawal benefit for certain of the Company’s products, and are considered to be bifurcated embedded derivatives recorded at fair value. The Company issues the benefit as part of variable annuity contracts with a guaranteed withdrawal feature. The withdrawal feature guarantees that participants can withdraw amounts based on a percentage of their protected value. For the variable annuity contracts taken collectively, the protected value under the contract is the greatest of: (1) the account value on the business day prior to locking in the benefit; (2) the highest contract value on a specified date plus subsequent purchase payments minus any withdrawals; or (3) for certain of the contracts, the total deposits made to the contract less any partial withdrawals compounded at a fixed percentage. Changes in the fair value of these embedded derivatives, along with any fees attributed or payments made relating to the embedded derivative, are recorded in “Realized investment gains (losses), net.” The interest rates used in the determination of present value range from 1.43% to 4.08%. The fair value of the embedded derivative resulted in a liability of $31,781 thousand and a liability of

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

$29,779 thousand at December 31, 2016 and 2015, respectively. At December 31, 2015 and through March 31, 2016, the Company had a transaction with an affiliated company which was accounted for as a derivative in “Other assets” effectively offsetting the future policy benefit reserves. Effective April 1, 2016, the Company recaptured the risks related to those guaranteed minimum withdrawal benefits which is also referred to as the “Variable Annuities Recapture” and is managing the risk of the guarantees within the Company. See Note 1 and 10 for additional information.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the single premium immediate annuities with life contingencies. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional PFL liability be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 were as follows:

	2016	2015
	(in thousands)
Group annuities	$25,592,429	$24,376,132
Guaranteed investment contracts and guaranteed interest accounts	1,129	1,576

Policyholders’ account balances	$25,593,558	$24,377,708

Policyholders’ account balances represent an accumulation of account deposits plus allocated interest less withdrawals, expenses and mortality charges, if applicable. Additional liabilities are held if the contractual fund balance exceeds the experience accumulation and, if applicable, present value reserves based on guaranteed benefits based on contractual or Company assumptions. The interest rates used in the determination of the policyholders’ account balances range from 0.0% to 7.91%.

7.	REINSURANCE

The Company’s primary use of reinsurance relates to the assumption reinsurance used in the acquisition of CIGNA’s retirement business. There are a series of reinsurance agreements, which were utilized to effect the transfer of the retirement business to the Company in 2004. The reinsurance agreements between the Company and CIGNA included coinsurance-with-assumption and modified coinsurance arrangements accounted for using the deposit method of accounting.

Effective June 16, 2008 through March 31, 2016, the Company had an automatic coinsurance agreement with an affiliate, Pruco Re, as part of its risk management and capital management strategies, providing for 100% reinsurance of the Company’s guaranteed minimum withdrawal benefit associated with certain of the Company’s products. Effective April 1, 2016, the Company recaptured the risks related to those guaranteed minimum withdrawal benefits which is also referred to as the “Variable Annuities Recapture” and is managing the risk of the guarantees within the Company. See Note 1 and 10 for additional information.

Since 2011, the Company has entered into several reinsurance agreements to assume longevity risk in the United Kingdom. The Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk. In 2016 and 2015, the Company entered into three and one significant reinsurance transactions and the account values associated with these transactions were $1.7 billion and $1.9 billion, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fee income and policyholders’ benefits for the years ended December 31, were as follows:

	2016	2015	2014
	(in thousands)
Direct premiums	$—	$—	$—
Reinsurance assumed	467,524	432,675	210,109
Reinsurance ceded	—	—	—

Premiums	$467,524	$432,675	$210,109

Direct policy charges and fee income	$163,104	$143,264	$145,249
Reinsurance assumed	6	2	2
Reinsurance ceded	—	—	—

Policy charges and fee income	$163,110	$143,266	$145,251

Direct policyholders’ benefits	$6,052	$1,206	$1,198
Reinsurance assumed	481,517	461,847	243,647
Reinsurance ceded	8	(11)	(1)

Policyholders’ benefits	$487,577	$463,042	$244,844

8.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2016	2015	2014
	(in thousands)
Current tax expense (benefit)
U.S. federal	$54,125	$14,752	$21,172
State and local	1	—	—
Foreign	29	159	177

Total	54,155	14,911	21,349

Deferred tax expense (benefit)
U.S. federal	(42,261)	4,017	17,720
State and local	—	—	—

Total	(42,261)	4,017	17,720

Income tax expense (benefit) on operations	11,894	18,928	39,069

Income tax expense reported in stockholder’s equity related to:
Additional paid-in-capital	—	—	829
Other comprehensive income (loss)	7,840	(21,861)	(1,792)

Total income tax expense (benefit)	$19,734	$(2,933)	$38,106

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income before income taxes for the following reasons:

	2016	2015	2014
	(in thousands)
Expected federal income tax expense	$48,278	$62,717	$82,678
Non-taxable investment income	(29,525)	(35,370)	(36,787)
Foreign tax credit	(6,600)	(8,508)	(7,878)
Other	(259)	89	1,056

Total income tax expense on operations	$11,894	$18,928	$39,069

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above, and as a result, is a major reason for the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2015 and current year results, and was adjusted to take into account current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, and the Company’s taxable income before the DRD. Additionally, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2016	2015
	(in thousands)
Deferred tax assets
Insurance reserves	$229,079	$208,881
Other	1,125	2,452

Deferred tax assets	230,204	211,333

Deferred tax liabilities
Investments	78,254	105,719
Net unrealized investment gains	33,089	23,176
Deferred policy acquisition costs and other intangibles	114,192	112,253
Other	670	606

Deferred tax liabilities	226,205	241,754

Net deferred tax asset/(liability)	$3,999	$(30,421)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. The Company had no valuation allowance as of December 31, 2016 and 2015. Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. The addition of a valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

At December 31, 2016 and 2015, the Company had no federal or state operating and capital loss carryforwards for tax purposes.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2016	2015	2014
	(in thousands)
Balance at January 1,	$—	$—	$—
Increases in unrecognized tax benefits-prior years	144	—	—
(Decreases) in unrecognized tax benefits-prior years	—	—	—
Increases in unrecognized tax benefits-current year	143	—	—
(Decreases) in unrecognized tax benefits-current year	—	—	—
Settlements with taxing authorities	—	—	—

Balance at December 31,	$287	$—	$—

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$287	$—	$—

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. As of December 31, 2016, 2015 and 2014, the Company recognized nothing in the Consolidated Statements of Operations and recognized no liabilities in the Consolidated Statements of Financial Position for tax-related interest and penalties. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

At December 31, 2016, the Company remains subject to examination in the U.S. for tax years 2010 through 2015.

The Company joined the consolidated federal tax return of its ultimate parent, Prudential Financial, in 2010 and filed separate tax returns prior to 2010. The Company primarily files separate company state and local tax returns.

For tax years 2010 through 2016, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner before the tax return is filed.

9.	STOCKHOLDER’S EQUITY

Dividend and Return of Capital Restrictions

Without prior approval of its domiciliary commissioner, dividends to the shareholder are limited by the laws of the Company’s state of domicile, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the Company’s statutory surplus as of the preceding December 31 (total surplus of $1,020,490 thousand as of December 31, 2016) or its statutory net gain from operations after federal income taxes for the twelve month period ending on the preceding December 31 ($207,360 thousand as of December 31, 2016), limited by the Company’s earned surplus as of the preceding December 31. Earned surplus is calculated as unassigned surplus ($(15,508) thousand as of December 31, 2016) less 25% of cumulative unrealized capital gains as of the preceding December 31 (cumulative unrealized capital loss of $(67,961) thousand as of December 31, 2016). Based on the December 31, 2016 calculation, there is no capacity to pay ordinary dividends without prior approval in 2017.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company paid dividends of $147,000 thousand, $0 thousand and $188,544 thousand to its Parent during the years ended December 31, 2016, 2015 and 2014, respectively. The Company did not pay a return of capital during the years ended December 31, 2016 and 2015.

The Company received a current tax receivable of $13,330 thousand as contributed capital by Prudential Financial in September of 2016 as part of the Variable Annuities Recapture. See Note 1 for additional information.

In March 2014, the Company sold fixed maturities to Prudential Insurance, with a book value of $33,907 thousand, for $37,421 thousand. The resulting $3,514 thousand difference between book value and market value was recorded net of tax as a capital contribution at March 31, 2014.

In December 2014, the Company purchased commercial mortgage and other loans from Prudential Insurance, with a book value of $16,395 thousand, for $17,540 thousand. The resulting $1,145 thousand difference between book value and market value was recorded net of tax as a capital loss at December 31, 2014.

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, were as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2013	$82	$53,355	$53,437
Change in other comprehensive income before reclassifications	(127)	9,599	9,472
Amounts reclassified from AOCI	—	(14,592)	(14,592)
Income tax (expense) benefit	45	1,747	1,792

Balance, December 31, 2014	—	50,109	50,109

Change in other comprehensive income before reclassifications	(84)	(48,246)	(48,330)
Amounts reclassified from AOCI	—	(14,085)	(14,085)
Income tax (expense) benefit	29	21,832	21,861

Balance, December 31, 2015	(55)	9,610	9,555

Change in other comprehensive income before reclassifications	9	27,306	27,315
Amounts reclassified from AOCI	—	(4,958)	(4,958)
Income tax (expense) benefit	(3)	(7,837)	(7,840)

Balance, December 31, 2016	$(49)	$24,121	$24,072

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,
	2016	2015	Affected line item in Consolidated Statements of Operations
Amounts reclassified from AOCI(1)(2):	(in thousands)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(4,958)	$(14,085)

Total net unrealized investment gains (losses)	(4,958)	(14,085)	(3)

Total reclassifications for the period	$(4,958)	$(14,085)

(1) All amounts shown are before tax.

(2) Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3) See table below for additional information on unrealized investment gains (losses), including the impact on policyholders’ account balances.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Future Policy Benefits and Policyholders’ Account Balances	Deferred Income Tax Benefit (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2013	$5,267	$—	$(1,367)	$3,900
Net investment gains (losses) on investments arising during the period	109	—	(38)	71
Reclassification adjustment for (gains) losses included in net income	(4,000)	—	1,400	(2,600)
Reclassification adjustment for OTTI losses excluded from net income (1)	(695)	—	243	(452)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	—	—	—

Balance, December 31, 2014	681	—	238	919
Net investment gains (losses) on investments arising during the period	6,800	—	(2,381)	4,419
Reclassification adjustment for (gains) losses included in net income	(3,373)	—	1,181	(2,192)
Reclassification adjustment for OTTI losses excluded from net income (1)	2	—	(1)	1
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	—	—	—

Balance, December 31, 2015	4,110	—	(963)	3,147
Net investment gains (losses) on investments arising during the period	6,071	—	(2,129)	3,942
Reclassification adjustment for (gains) losses included in net income	(763)	—	268	(495)
Reclassification adjustment for OTTI losses excluded from net income (1)	(676)	—	237	(439)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	—	—	—

Balance, December 31, 2016	$8,742	$—	$(2,587)	$6,155

(1) Represents “transfers in/out, net” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI losses.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Future Policy Benefits and Policyholders’ Account Balances	Deferred Income Tax Benefit (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2013	$112,395	$(36,105)	$(26,835)	$49,455
Net investment gains (losses) on investments arising during the period	38,559	—	(13,496)	25,063
Reclassification adjustment for (gains) losses included in net income	(10,592)	—	3,707	(6,885)
Reclassification adjustment for OTTI losses excluded from net income (2)	695	—	(243)	452
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	(29,069)	10,174	(18,895)

Balance, December 31, 2014	141,057	(65,174)	(26,693)	49,190
Net investment gains (losses) on investments arising during the period	(65,603)	—	22,975	(42,628)
Reclassification adjustment for (gains) losses included in net income	(10,712)	—	3,752	(6,960)
Reclassification adjustment for OTTI losses excluded from net income (2)	(2)	—	1	(1)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	10,557	(3,695)	6,862

Balance, December 31, 2015	64,740	(54,617)	(3,660)	6,463
Net investment gains (losses) on investments arising during the period	22,295	—	(7,818)	14,477
Reclassification adjustment for (gains) losses included in net income	(4,195)	—	1,471	(2,724)
Reclassification adjustment for OTTI losses excluded from net income (2)	676	—	(237)	439
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	(1,060)	371	(689)

Balance, December 31, 2016	$83,516	$(55,677)	$(9,873)	$17,966

(1) Includes cash flow hedges. See Note 12 for information on cash flow hedges.

(2) Represents “transfers in/out, net” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Statutory Net Income and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Connecticut Insurance Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of the Company amounted to $172,420 thousand, $114,938 thousand and $190,985 thousand for the years ended December 31, 2016, 2015 and 2014, respectively. Statutory surplus of the Company amounted to $1,020,490 thousand and $1,080,355 thousand at December 31, 2016 and 2015, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.

10.	RELATED PARTY TRANSACTIONS

Service Agreements – Services Received

The Company has a service agreement with Prudential Insurance, approved July 30, 2004 by the State of Connecticut Department of Insurance (“CT DOI”) under which Prudential Insurance provides general and administrative services and other services to the Company. The related charges to the Company were $429,294 thousand, $431,997 thousand and $406,836 thousand for the years ended December 31, 2016, 2015 and 2014, respectively, and are recorded to the Company’s “General and administrative expenses”.

As of December 31, 2016 and 2015, the outstanding balances due to Prudential Insurance were $67,533 thousand and $69,991 thousand, respectively.

Under a separate agreement approved August 6, 2004 by the CT DOI, the Company receives cash management services from Prudential Insurance. The related charges to the Company were $1,810 thousand, $1,062 thousand and $648 thousand for the years ended December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, the outstanding balances due to Prudential Insurance were $152 thousand and $90 thousand, respectively.

The Company has an investment management agreement with PGIM, Inc. (“PGIM”) approved August 6, 2004 by the CT DOI. PGIM provides investment management services to the Company for general and separate account assets. The related charges to the Company were $58,419 thousand, $59,352 thousand and $59,822 thousand for the years ended December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, the outstanding balances due to PGIM were $5,832 thousand and $5,574 thousand, respectively.

In its ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty. Related party net derivative assets were $277,475 thousand and $259,485 thousand at December 31, 2016 and 2015, respectively, and are included.

The Company’s related party payables and receivables are generally settled monthly.

Stock Based Compensation and Employee Benefit Plans

General and administrative expenses also include allocations of stock compensation expenses related to a stock option program issued by Prudential Financial. The expense charged to the Company for the stock option program was $220 thousand, $286 thousand and $399 thousand for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company receives a charge to cover its share of employee benefit expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final average earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $9,096 thousand, $10,284 thousand and $8,351 thousand for the years ended December 31, 2016, 2015 and 2014, respectively.

Prudential Insurance sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the plans was $3,929 thousand, $3,855 thousand and $3,894 thousand for the years ended December 31, 2016, 2015 and 2014, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Prudential Bank & Trust, FSB

Prudential Bank & Trust, FSB provides services as the trustee for assets held under trust agreements. The related charges to the Company were $6,609 thousand, $6,467 thousand and $6,149 thousand for the years ended December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, the outstanding balances due to Prudential Bank & Trust, FSB were $558 thousand and $544 thousand, respectively.

Prudential Investment Management Services, LLC.

The Company has a service agreement with Prudential Investment Management Services, LLC. (“PIMS”), a Prudential Financial subsidiary, approved in 2009, under which the Company charges PIMS fees related to mutual fund products sold through PIMS. The related revenues were $17,130 thousand, $16,932 thousand and $17,328 thousand for the years ended December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, the outstanding balances receivable from PIMS were $1,427 thousand and $2,082 thousand respectively.

Line of Credit

The Company has a line of credit from Prudential Funding, LLC, a Prudential Financial subsidiary, dated April 1, 2004, under which the Company may borrow up to $1 billion to finance working capital needs. The interest rate is based on Prudential Funding, LLC’s cost of funds, plus expenses, at the time of borrowing.

There was no outstanding balance at December 31, 2016 and 2015. Interest expense related to borrowings under this line of credit was $48 thousand, $0 thousand and $0 thousand for the years ended December 31, 2016, 2015 and 2014, respectively. There was no interest payable for the years ended December 31, 2016 and 2015. There was also a receivable of $3,000 thousand for the year ended December 31, 2016.

Notes Receivable and Other Lending Activities

In 2016 and 2015, the Company made loans to affiliates amounting to $34,000 thousand and $17,450 thousand, respectively. These loans had interest rates ranging from 1.32% to 3.09% with maturity dates through December 2028. The carrying value of the notes receivable was $53,000 thousand and $126,277 thousand at December 31, 2016 and 2015, respectively. The fair value of the notes receivable was $52,389 thousand and $121,236 thousand at December 31, 2016 and 2015, respectively. The total gain/(loss) earned by the Company was $4,163 thousand, ($180) thousand and ($943) thousand for the years ended December 31, 2016, 2015 and 2014, respectively, and is included in “Other income (loss)”. The total interest receivable was $57 thousand and $251 thousand at December 31, 2016 and 2015, respectively, and is included in “Other assets”.

In 2016, the Company made a loan to its parent Prudential Insurance in the amount of $116,000 thousand. This loan had an interest rate of 3.09% with a maturity date through June 2023. The carrying value of this note receivable was $116,000 thousand and the fair value of the note receivable was $113,988 thousand at December 31, 2016. The total gain/(loss) earned by the Company was $1,824 thousand for the year ended December 31, 2016 and is included in “Other income (loss)”. The total interest receivable was $30 thousand at December 31, 2016 and is included in “Other assets”.

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $0 associated with these transactions at December 31, 2016 and 2015, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long-term investments” includes $10,427 thousand and $2,975 thousand as of December 31, 2016 and 2015, respectively. “Net investment income” related to these ventures includes a gain of $425 thousand and a loss of $13 thousand for the years ended December 31, 2016 and 2015, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Separate Account Assets and Liabilities

Included in the Company’s Separate Account Asset and Liability balances are funds of Prudential Insurance of $98,403 thousand and $95,530 thousand as of December 31, 2016 and 2015, respectively.

Edison Place Senior Note LLC

In November 2007, Prudential Insurance formed Edison Place Senior Note LLC (“Edison Place”), a wholly-owned joint venture subsidiary of Prudential Insurance. The purpose of Edison Place is to hold a portfolio of private placement investments, managed by Maranon Capital L.P. (“Maranon”). In April 2008, the Company, along with other affiliates, purchased an investment in Edison Place; the Company’s portion was $1,540 thousand, which represents a 12.03% interest in Edison Place.

Under the equity method of accounting the Company records in the consolidated financial statements, its share of Edison Place’s earnings, on a quarterly basis. The Company’s investment in Edison Place is $2,438 thousand and $3,529 thousand at December 31, 2016 and 2015, respectively. This amount is a component of “Other long-term investments” in the Consolidated Statements of Financial Position. The Company recorded an affiliated net gain in “Realized investment gains (losses), net” in the Consolidated Statements of Operations of $282 thousand, $59 thousand and $266 thousand for the years ended December 31, 2016, 2015 and 2014, respectively.

Pruco Reinsurance Limited

As discussed in Notes 1 and 7, effective June 16, 2008 through March 31, 2016, the Company had an automatic coinsurance agreement with an affiliate, Pruco Reinsurance Limited (“Pruco Re”), as part of its risk management and capital management strategies, providing for 100% reinsurance of the Company’s guaranteed minimum withdrawal benefit associated with certain of the Company’s products. Effective April 1, 2016, the Company recaptured the risks related to those guaranteed minimum withdrawal benefits which is also referred to as the “Variable Annuities Recapture” and is managing the risk of the guarantees within the Company.

Fees ceded on this agreement, included in “Realized investment gains (losses), net” on the consolidated financial statements, were ($60,395) thousand, $13,572 thousand and $12,338 thousand as of December 31, 2016, 2015 and 2014, respectively. Also, the Company received an expense allowance of $62 thousand, $252 thousand and $153 thousand from Pruco Re in 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, the outstanding balances due from the Company were $0 thousand and $1,131 thousand, respectively.

The derivative associated with this agreement was an asset of $0 thousand as of December 31, 2016 and an asset of $29,779 thousand as of December 31, 2015. The change in the fair value of the derivative was $29,779 thousand, related to the Variable Annuities Recapture, for the year ended December 31, 2016, a gain of $519 thousand for the year ended December 31, 2015 and a gain of $64,502 thousand for the year ended December 31, 2014.

In April 2016, the Company received derivatives from Pruco Re, with a book value of $68,426 thousand and market value of $65,676 thousand as part of the Variable Annuities Recapture. The resulting $2,750 thousand difference between book value and market value was recorded in realized investments gains (losses).

Prudential Insurance

The Company entered into an agreement in 2007 with the State of Connecticut Department of Economic and Community Development, whereby the Company may sell tax credits to other Prudential affiliates. The Company sold tax credits of $1,600 thousand, $1,600 thousand and $0 thousand in 2016, 2015 and 2014 respectively, to Prudential Insurance. At December 31, 2016 and 2015, the outstanding balance due to the Company was $3,200 thousand and $1,600 thousand, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

In March 2014, the Company sold fixed maturities to Prudential Insurance, with a book value of $33,907 thousand, for $37,421 thousand. The resulting $3,514 thousand difference between book value and market value was recorded net of tax as a capital contribution at March 31, 2014.

In December 2014, the Company purchased Commercial mortgage and other loans from Prudential Insurance, with a book value of $16,395 thousand, for $17,540 thousand. The resulting $1,145 thousand difference between book value and market value was recorded net of tax as a capital loss at December 31, 2014.

In 2014, Prudential Financial entered into financing transactions pursuant to which it issued $500 million of limited recourse notes and, in return, obtained $500 million of asset-backed notes issued by a designated series of a Delaware master trust. The asset-backed notes mature from 2019 through 2021; however, the maturity date of a portion of the notes may be extended by Prudential Financial for up to three years, subject to conditions. The asset-backed notes were contributed to Prudential Insurance and subsequently contributed to the Company, to finance statutory surplus. These transactions resulted in no net balance sheet impact to the Company since it was in substance an unfunded note receivable from Prudential Financial. The Company, in turn, paid cash dividends totaling $500 million to Prudential Insurance which resulted in a reduction in the Company’s retained earnings.

The master trust’s payment obligations under each of the asset-backed notes are secured by corresponding payment obligations of a third party financial institution and a portfolio of specified assets that have an aggregate value at least equal to the principal amount of the applicable asset-backed notes. The principal amount of each asset-backed note is payable to the Company in cash at any time upon demand by the Company or, if not earlier paid, at maturity. Each of the limited recourse notes obligates Prudential Financial to reimburse the applicable third party financial institution for any principal payments received on the corresponding asset-backed note, but there is no obligation to reimburse any portion of a principal payment that is needed by the Company to pay then current claims to its policyholders. Each limited recourse note bears interest at a rate equal to the rate on the corresponding asset-backed note, plus an amount representing fees payable to the applicable third party financial institution.

Mullin TBG Insurance Agency Services, LLC

In August 2011, the Company entered into a Legacy Business service agreement with Mullin TBG Insurance Agency Services, LLC (“Mullin”) whereby Mullin provides administrative and recordkeeping services to the Company’s nonqualified deferred compensation plans. The related charges to the Company were $0 thousand, $928 thousand and $959 thousand for the years ended December 31, 2016, 2015 and 2014 , respectively. As of December 31, 2016 and 2015, there were no outstanding balances due to Mullin.

In June 2012, the Company entered into a Total Retirement Solutions (“TRS”) service agreement with Mullin, whereby Mullin provides administrative and recordkeeping services to certain joint customers of the Company’s nonqualified deferred compensation plans. The related charges to the Company were $0 thousand, $1,478 thousand and $1,349 thousand for the years ended December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, there were no outstanding balances due to Mullin.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

11.	FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (certain corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents (primarily commercial paper), notes receivable and certain OTC derivatives.

Level 3—Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain asset-backed and mortgage-backed securities, certain government securities, certain private fixed maturities and equity securities, certain manually priced fixed maturities, certain highly structured OTC derivative contracts, notes receivable, reinsurance recoverables and embedded derivatives resulting from certain products with guaranteed benefits.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$8,863	$—	$—	$8,863
Obligations of U.S. states and their political subdivisions	—	4,690	—	—	4,690
Foreign government bonds	—	239,032	—	—	239,032
U.S. corporate public securities	—	762,656	—	—	762,656
U.S. corporate private securities	—	284,556	8,971	—	293,527
Foreign corporate public securities	—	214,541	—	—	214,541
Foreign corporate private securities	—	108,854	—	—	108,854
Asset-backed securities (4)	—	21,680	79,737	—	101,417
Commercial mortgage-backed securities	—	297,832	—	—	297,832
Residential mortgage-backed securities	—	69,991	366	—	70,357

Sub-total	—	2,012,695	89,074	—	2,101,769
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	42,177	—	—	42,177
Obligations of U.S. states and their political subdivisions	—	193,899	—	—	193,899
Foreign government bonds	—	128,453	227,268	—	355,721
Corporate securities	—	13,710,897	154,283	—	13,865,180
Asset-backed securities (4)	—	1,059,718	289,039	—	1,348,757
Commercial mortgage-backed securities	—	2,052,101	—	—	2,052,101
Residential mortgage-backed securities	—	1,149,446	701	—	1,150,147
Equity securities	—	—	367	—	367
Cash equivalents and short-term investments	169,000	335,803	—	—	504,803

Sub-total	169,000	18,672,494	671,658	—	19,513,152
Other trading account assets:
Corporate securities	—	7,875	—	—	7,875

Sub-total	—	7,875	—	—	7,875
Equity securities, available-for-sale	—	1,013	—	—	1,013
Other long-term investments	—	385,050	126	(108,127)	277,049
Short-term investments	9,840	3,909	—	—	13,749
Cash equivalents	8,026	13,441	—	—	21,467
Other assets	—	147,399	18,978	—	166,377

Sub-total excluding separate account assets	186,866	21,243,876	779,836	(108,127)	22,102,451
Separate account assets (2)	25,131,162	15,928,891	814,949	—	41,875,002

Total assets	$25,318,028	$37,172,767	$1,594,785	$(108,127)	$63,977,453

Future policy benefits	$—	$—	$31,781	$—	$31,781
Other liabilities	—	108,289	1,943	(108,289)	1,943

Total liabilities	$—	$108,289	$33,724	$(108,289)	$33,724

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	As of December 31, 2015(3)
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$8,866	$—	$—	$8,866
Obligations of U.S. states and their political subdivisions	—	5,095	—	—	5,095
Foreign government bonds	—	201,880	—	—	201,880
U.S. corporate public securities	—	690,576	—	—	690,576
U.S. corporate private securities	—	330,558	3,651	—	334,209
Foreign corporate public securities	—	193,540	—	—	193,540
Foreign corporate private securities	—	129,495	—	—	129,495
Asset-backed securities (4)	—	19,994	80,685	—	100,679
Commercial mortgage-backed securities	—	176,408	—	—	176,408
Residential mortgage-backed securities	—	86,952	477	—	87,429

Sub-total	—	1,843,364	84,813	—	1,928,177
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	45,044	—	—	45,044
Obligations of U.S. states and their political subdivisions	—	189,434	—	—	189,434
Foreign government bonds	—	135,242	33,883	—	169,125
Corporate securities	—	12,604,420	132,781	—	12,737,201
Asset-backed securities (4)	—	717,215	582,190	—	1,299,405
Commercial mortgage-backed securities	—	1,861,951	—	—	1,861,951
Residential mortgage-backed securities	—	1,426,964	1,394	—	1,428,358
Equity securities	—	—	—	—	—
Cash equivalents and short-term investments	596,090	166,684	—	—	762,774

Sub-total	596,090	17,146,954	750,248	—	18,493,292
Other trading account assets:
Corporate securities	—	6,106	—	—	6,106

Sub-total	—	6,106	—		6,106
Equity securities, available-for-sale	—	5,089	—	—	5,089
Other long-term investments (3)	—	365,160	238	(105,975)	259,423
Short-term investments	92,017	3,625	—	—	95,642
Cash equivalents	—	—	—	—	—
Other assets	—	59,389	91,627	—	151,016

Sub-total excluding separate account assets	688,107	19,429,687	926,926	(105,975)	20,938,745
Separate account assets (2)	29,342,682	17,379,813	911,859	—	47,634,354

Total assets	$30,030,789	$36,809,500	$1,838,785	$(105,975)	$68,573,099

Future policy benefits	$—	$—	$29,779	$—	$29,779
Other liabilities	—	81,988	1,683	(81,988)	1,683

Total liabilities	$—	$81,988	$31,462	$(81,988)	$31,462

(1)

“Netting” amounts represent cash collateral of $162 thousand and $(23,987) thousand as of December 31, 2016 and 2015, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting agreements.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

(2)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3)	Prior period’s amounts are presented on a basis consistent with the current period presentation, reflecting the adoption of ASU 2015-07.
(4)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2016 and 2015, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets – Trading account assets consist primarily of fixed maturity securities and equity securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value within “Other long-term investments”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy. The Company had no level 1 derivative instruments as of December 31, 2016 and 2015, respectively.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, single name credit default swaps and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. These models’ key inputs include the contractual terms of the respective contracts, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The vast majority of the Company’s derivative agreements are with PGF, who transacts with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over “LIBOR” into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include other structured products. These derivatives are valued based upon models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Other Long-Term Investments – Other long-term investments include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are primarily investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose fixed maturities, equity securities and mutual funds), as well as wholly-owned real estate held within other investment funds. For the unconsolidated fund investments, where the Company has elected the fair value option, the fair value is primarily determined by the fund managers and is measured at NAV as a practical expedient.

Effective January 1, 2016, the Company adopted new accounting guidance (ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share or Its Equivalent (Topic 820)), which removes the requirement to categorize

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this new guidance, certain other long-term investments are no longer classified in the fair value hierarchy. The guidance was required to be applied retrospectively, and therefore, prior period amounts have been revised to conform to the current period presentation. At both December 31, 2016 and 2015, the fair values of these investments were $0 thousand, which had been previously classified in Level 3 at December 31, 2015.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets – Separate Account Assets include primarily fixed maturity securities, treasuries, real estate-related investments, real estate mortgage loans, short term investments, derivative instruments and equity securities for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.

Effective January 1, 2016, the Company adopted new accounting guidance (ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share or Its Equivalent (Topic 820)), which removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this new guidance, certain separate account assets are no longer classified in the fair value hierarchy. The guidance was required to be applied retrospectively, and therefore, prior period amounts have been conformed to the current period presentation. At December 31, 2016 and 2015, the fair values of Separate Account Assets excluded from the fair value hierarchy, which include investments in real estate and other invested assets, were $708,721 thousand and $577,434 thousand, respectively, which had been previously classified in Level 3 at December 31, 2015.

Future Policy Benefits – Future policy benefits include the fair values of the GMWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Other Assets - Other assets include an affiliated note receivable, which is valued based on a broker quote. Since this assumption is unobservable and is considered to be a significant input to the valuation, the note receivable is included within Level 3 in the fair value hierarchy.

Other Liabilities - Other liabilities include certain derivative instruments, the fair values of which are determined consistent with similar derivative instruments described above under “Derivative Instruments”.

Transfers between Levels 1 and 2 – Transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company’s Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets for the respective day. Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. During the year ended December 31, 2016, $86 million was transferred from Level 1 to Level 2 and $40 million was transferred from Level 2 to 1. During the year ended December 31, 2015, $155 million was transferred from Level 1 to 2 and $152 million was transferred from Level 2 to 1.

Level 3 Assets and Liabilities by Price Source – The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2016
	Internal (1)	External (2)	Total
	(in thousands)
Foreign government bonds	$—	$227,268	$227,268
Corporate securities	92,532	70,722	163,254
Asset-backed securities (4)	67,197	301,579	368,776
Residential mortgage-backed securities	1,067	—	1,067
Equity securities	367	—	367
Other long-term investments	126	—	126
Other assets	0	18,978	18,978

Subtotal excluding separate account assets (3)	161,289	618,547	779,836
Separate account assets	583,668	231,281	814,949

Total assets	$744,957	$849,828	$1,594,785

Future policy benefits	$31,781	$—	$31,781
Other liabilities	1,943	—	1,943

Total liabilities	$33,724	$—	$33,724

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	As of December 31, 2015
	Internal (1)	External (2)	Total
	(in thousands)
Foreign government bonds	$—	$33,883	$33,883
Corporate securities	87,698	48,734	136,432
Asset-backed securities (4)	66,154	596,721	662,875
Residential mortgage-backed securities	1,871	—	1,871
Equity securities	—	—	—
Other long-term investments (5)	238	—	238
Other assets	29,779	61,848	91,627

Subtotal excluding separate account assets (3)	185,740	741,186	926,926
Separate account assets	547,933	363,926	911,859

Total assets	$733,673	$1,105,112	$1,838,785

Future policy benefits	$29,779	$—	$29,779
Other liabilities	1,683	—	1,683

Total liabilities	$31,462	$—	$31,462

(1)

Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuations for significant items in the above table

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
(3)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.
(4)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(5)	Prior period’s amounts are presented on a basis consistent with the current period presentation, reflecting the adoption of ASU 2015-07.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	As of December 31, 2016
	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities (2)	$92,532	Discounted cash flow	Discount rate	4.12% - 20% (9.51%)	Decrease
		Market comparables	EBITDA multiples (3)	4.0X	Increase
		Liquidation	Liquidation value	15.19% - 97.85% (48.77%)	Increase
Asset-backed securities	$67,197	Discounted cash flow	Average life (years)	8 years - 12 years (8.41)	Decrease
			Comparable security yields	4.48% - 5.47% (5.32%)	Decrease
Liabilities:
Future policy benefits (4)	$31,781	Discounted cash flow	Lapse rate (5)	0% - 19%	Decrease
			NPR spread (6)	0.25% - 1.50%	Decrease
			Utilization rate (7)	100%	Increase
			Withdrawal rate (8)	91% - 100%	Increase
			Mortality rate (9)	0% - 12%	Decrease
			Equity volatility curve	16% - 26%	Increase

	As of December 31, 2015
	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities (2)	$87,698	Discounted cash flow	Discount rate	5.76% - 20.00% (8.86%)	Decrease
		Market comparables	EBITDA multiples (3)	5.0X	Increase
		Liquidation	Liquidation value	16%	Increase
Asset-backed securities	$66,154	Discounted cash flow	Average life (years)	5 years - 13 years (6.06)	Decrease
			Comparable security yields	5.48% - 7.04% (6.81%)	Decrease
Liabilities:
Future policy benefits (4)	$29,779	Discounted cash flow	Lapse rate (5)	0% - 15%	Decrease
			NPR spread (6)	0.06% - 1.76%	Decrease
			Utilization rate (7)	100%	Increase
			Withdrawal rate (8)	91% - 100%	Increase
			Mortality rate (9)	0% - 12%	Decrease
			Equity volatility curve	17% - 26%	Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

(3)

Represents multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(4)

Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation

(5)	Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit. Lapse rates are reduced when contracts are more in-the-money.
(6)

To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position.

(7)

The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. It is assumed all contracts will eventually begin withdrawals.

(8)

The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the product type, the age of the contractholder, and the election of the spousal option. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(9)

Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%.

Interrelationships Between Unobservable Inputs—In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities—The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits—The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Separate Account Assets—In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statements of Financial Position. As a result, changes in value associated with these investments are not reflected in the Company’s Consolidated Statements of Operations. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Commercial Mortgage Loans—Separate account assets include $535 million and $510 million of commercial mortgage loans as of December 31, 2016 and 2015, respectively, that are classified as Level 3 and reported at fair value. Commercial mortgage loans are primarily valued internally using discounted cash flow techniques, as described further under “Fair Value of Financial Instruments.” The primary unobservable input used is the spread to discount cash flows, which ranged from 1.19% to 2.90% (1.40% weighted average) as of December 31, 2016 and 1.49% to 4.27% (1.74% weighted average) as of December 31, 2015. In isolation, an increase (decrease) in the value of this input would result in a lower (higher) fair value measurement.

Valuation Process for Fair Value Measurements Categorized within Level 3 – Prudential has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, Prudential has established

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 Assets and Liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Fixed Maturities, Available-For-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities	Asset- Backed Securities (6)	Commercial Mortgage - Backed Securities	Residential Mortgage- Backed Securities
	(in thousands)
Fair Value, beginning of period	$—	$3,651	$—	$—	$80,685	$—	$477
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(1,184)	—	4	3,849	(53)	—
Asset management fees and other income	—	—	—	—	—	—	—
Included in other comprehensive income (loss)	(2)	1,226	3	2	2,058	161	(4)
Net investment income	—	2	(4)	(6)	271	(113)	—
Purchases	—	3,733	—	—	16,731	4,040	—
Sales	—	—	—	—	(12,089)	—	—
Issuances	—	—	—	—	—	—	—
Settlements	—	(3,939)	(119)	(2,911)	(4,520)	—	(107)
Other (1)	—	—	—	—	—	—	—
Transfers into Level 3 (2)	59	6,794	3,193	6,835	912	5	—
Transfers out of Level 3 (2)	(57)	(1,312)	(3,073)	(3,924)	(8,160)	(4,040)	—

Fair Value, end of period	$—	$8,971	$—	$—	$79,737	$—	$366

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$(1,345)	$—	$—	$—	$(53)	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Trading Account Assets Supporting Insurance Liabilities
	Foreign Government Bonds	Corporate Securities	Asset- Backed Securities (6)	Commercial Mortgage- Backed Securities	Residential Mortgage- Backed Securities	Equity Securities
	(in thousands)
Fair Value, beginning of period	$33,883	$132,781	$582,190	$—	$1,394	$—
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	—	—	—
Asset management fees and other income	(5,337)	(9,170)	(3,620)	1	(11)	309
Included in other comprehensive income (loss)	—	—	—	—	—	—
Net investment income	546	1,645	1,679	—	—	—
Purchases	202,607	1,415	168,971	—	—	—
Sales	—	—	(34,944)	—	—	—
Issuances	—	—	—	—	—	—
Settlements	(4,431)	(37,954)	(30,076)	(1)	(682)	—
Other (1)	—	—	21,019	—	—	58
Transfers into Level 3 (2)	—	151,181	248,098	—	—	—
Transfers out of Level 3 (2)	—	(85,615)	(664,278)	—	—	—

Fair Value, end of period	$227,268	$154,283	$289,039	$—	$701	$367

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$(5,337)	$(9,813)	$(1,960)	$—	$(11)	$309
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Equity Securities, Available-For-Sale	Other Long- Term Investments	Other Assets
	(in thousands)
Fair Value, beginning of period	$—	$238	$91,627
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(53)	(31,955)
Asset management fees and other income	—	—	—
Included in other comprehensive income (loss)	—	—	800
Net investment income	—	—	77
Purchases	—	—	19,000
Sales	—	—	(22,693)
Issuances	—	—	2,141
Settlements	—	—	—
Other (1)	—	(59)	(21,020)
Transfers into Level 3 (2)	—	—	56,447
Transfers out of Level 3 (2)	—	—	(75,446)

Fair Value, end of period	$—	$126	$18,978

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$(53)	$—
Asset management fees and other income	$—	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Separate Account Assets (4)	Future Policy Benefits	Other Liabilities
	(in thousands)
Fair Value, beginning of period	$911,859	$(29,779)	$(1,683)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	7,547	(153)
Asset management fees and other income	—	—	—
Interest credited to policyholders’ account balances	12,289	—	—
Included in other comprehensive income (loss)	—	—	—
Net investment income	453	—	—
Purchases	286,913	—	—
Sales	(102,736)	—	(107)
Issuances	—	(9,549)	—
Settlements	(124,022)	—	—
Other (1)	—	—	—
Transfers into Level 3 (2)	115,634	—	—
Transfers out of Level 3 (2)	(285,441)	—	—

Fair Value, end of period	$814,949	$(31,781)	$(1,943)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$1,619	$(414)
Asset management fees and other income	$—	$—	$—
Interest credited to policyholders’ account balances	$(515)	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Fixed Maturities, Available-For-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Private Securities	Asset-Backed Securities (6)	Residential Mortgage- Backed Securities
	(in thousands)
Fair Value, beginning of period	$5,974	$3,537	$—	$70,445	$558
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(118)	2	—	—
Asset management fees and other income	—	—	—	—	—
Included in other comprehensive income (loss)	(5)	66	—	3,533	3
Net investment income	(1)	—	—	3,821	(3)
Purchases	759	517	—	—	—
Sales	—	(7)	—	—	—
Issuances	—	—	—	—	—
Settlements	(121)	(343)	(2)	(203)	(81)
Other (1)	—	—	—	—	—
Transfers into Level 3 (2)	—	—	—	4,461	—
Transfers out of Level 3 (2)	(6,607)	—	—	(1,372)	—

Fair Value, end of period	$—	$3,651	$—	$80,685	$477

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$(119)	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Trading Account Assets Supporting Insurance Liabilities
	Foreign Government Bonds	Corporate Securities	Asset-Backed Securities (6)	Commercial Mortgage- Backed Securities	Residential Mortgage- Backed Securities	Equity Securities
	(in thousands)
Fair Value, beginning of period	$20,997	$81,778	$377,779	$—	$1,634	$9,700
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	—	—	—
Asset management fees and other income	—	(28,202)	(7,038)	31	12	300
Included in other comprehensive income (loss)	—	—	—	—	—	—
Net investment income	—	741	1,168	—	(3)	—
Purchases	15,670	85,569	326,129	25,387	—	—
Sales	—	(8,392)	(15,786)	—	—	—
Issuances	—	—	—	—	—	—
Settlements	(2,784)	(34,814)	(10,722)	(31)	(249)	(10,000)
Other (1)	—	—	—	—	—	—
Transfers into Level 3 (2)	—	76,950	270,147	—	—	—
Transfers out of Level 3 (2)	—	(40,849)	(359,487)	(25,387)	—	—

Fair Value, end of period	$33,883	$132,781	$582,190	$—	$1,394	$—

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$8,334	$(7,077)	$—	$11	$—
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2015

	Equity Securities, Available-For-Sale	Other Long-Term Investments	Other Assets
	(in thousands)
Fair Value, beginning of period	$831	$228	$108,011
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	473	(70)	(9,191)
Asset management fees and other income	—	—	—
Included in other comprehensive income (loss)	(352)	—	(1,798)
Net investment income	—	—	74
Purchases	—	80	34,900
Sales	—	—	(17,450)
Issuances	—	—	9,898
Settlements	(952)	—	—
Other (1)	—	—	—
Transfers into Level 3 (2)	—	—	29,700
Transfers out of Level 3 (2)	—	—	(62,517)

Fair Value, end of period	$—	$238	$91,627

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$(70)	$(5,037)
Asset management fees and other income	$—	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Separate Account Assets(4)	Future Policy Benefits	Other Liabilities
	(in thousands)
Fair Value, beginning of period	$1,128,991	$(29,261)	$(2,616)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	9,378	826
Asset management fees and other income	—	—	—
Interest credited to policyholders’ account balances	57,204	—	—
Included in other comprehensive income (loss)	—	—	—
Net investment income	330	—	—
Purchases	764,010	—	—
Sales	(146,541)	—	107
Issuances	—	(9,896)	—
Settlements	(104,717)	—	—
Other (1)	(577,434)	—	—
Transfers into Level 3 (2)	30,141	—	—
Transfers out of Level 3 (2)	(240,125)	—	—

Fair Value, end of period	$911,859	$(29,779)	$(1,683)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$5,037	$840
Asset management fees and other income	$—	$—	$—
Interest credited to policyholders’ account balances	$(3,295)	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2014, as well as the portion of gains or losses included in income attributable to unrealized gains and losses related to those assets and liabilities still held together as of December 31, 2014.

	Year Ended December 31, 2014(5)
	Fixed Maturities, Available-For-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Asset-Backed Securities (6)	Residential Mortgage-Backed Securities
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$1,478	$—	$—	$—
Asset management fees and other income	—	—	—	—
Included in other comprehensive income (loss)	(76)	—	(4,914)	—
Net investment income	(75)	—	4,087	(4)
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$(97)	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—	$—

	Year Ended December 31, 2014
	Trading Account Assets Supporting Insurance Liabilities
	Foreign Government Bonds	Corporate Securities	Asset- Backed Securities (6)	Commercial Mortgage- Backed Securities	Residential Mortgage- Backed Securities	Equity Securities
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—
Asset management fees and other income	—	(7,994)	(3,175)	171	11	454
Included in other comprehensive income (loss)	—	—	—	—	—	—
Net investment income	—	262	1,172	(13)	(4)	—
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$3,974	$(1,505)	$(110)	$19	$306
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2014
	Equity Securities Available-For-Sale	Other Long-Term Investments	Other Assets
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$—	$(137)	$55,210
Asset management fees and other income	—	—	—
Included in other comprehensive income (loss)	121	—	(2,710)
Net investment income	—	—	51
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$—	$53,670
Asset management fees and other income	$—	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—

	Year Ended December 31, 2014
	Separate Account Assets(4)	Future Policy Benefts	Other Liabilities
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$—	$(55,211)	$2,338
Asset management fees and other income	—	—	—
Interest credited to policyholders’ account balances	56,103	—	—
Included in other comprehensive income (loss)	—	—	—
Net investment income	106	—	—
Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$(53,670)	$2,210
Asset management fees and other income	$—	$—	$—
Interest credited to policyholders’ account balances	$39,089	$—	$—

(1)	Other primarily represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the period in which the transfer occurs for any such assets still held at the end of the quarter.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(5)	Prior period amounts have been reclassified to conform to current period presentation.
(6)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

Transfers—Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables include NPR and exclude embedded derivatives and, associated reinsurance recoverables. The derivative assets and liabilities shown below are included in “Other long-term investments and “Other liabilities” in the tables presented above, under the headings “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities”.

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Derivative assets:
Interest Rate	$—	$155,774	$—	$—	$155,774
Currency	—	10,807	—	—	10,807
Credit	—	—	—	—	—
Currency/Interest Rate	—	218,469	—	—	218,469
Equity	—	—	—	—	—
Netting(1)	—	—	—	(108,127)	(108,127)

Total derivative assets	$—	$385,050	$0	$(108,127)	$276,923

Derivative liabilities:
Interest Rate	$—	$102,704	$1,943	$—	$104,647
Currency	—	208	—	—	208
Credit	—	—	—	—	—
Currency/Interest Rate	—	5,377	—	—	5,377
Equity	—	—	—	—	—
Netting(1)	—	—	—	(108,289)	(108,289)

Total derivative liabilities	$—	$108,289	$1,943	$(108,289)	$1,943

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	As of December 31, 2015
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Derivative assets:
Interest Rate	$—	$149,242	$—	$—	$149,242
Currency	—	876	—	—	876
Credit	—	—	—	—	—
Currency/Interest Rate	—	215,042	—	—	215,042
Equity	—	—	59	—	59
Netting(1)	—	—	—	(105,975)	(105,975)

Total derivative assets	$—	$365,160	$59	$(105,975)	$259,244

Derivative liabilities:
Interest Rate	$—	$81,546	$1,683	$—	$83,229
Currency	—	104	—	—	104
Credit	—	—	—	—	—
Currency/Interest Rate	—	338	—	—	338
Equity	—	—	—	—	—
Netting(1)	—	—	—	(81,988)	(81,988)

Total derivative liabilities	$—	$81,988	$1,683	$(81,988)	$1,683

(1)	“Netting” amounts represents cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Changes in Level 3 derivative assets and liabilities—The following table provides a summary of the changes in fair value of Level 3 derivative assets and liabilities for the year ended December 31, 2016, 2015 and 2014 as well as the portion of gains or losses included in earnings for the years ended December 31, 2016, 2015 and 2014, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2016, 2015 and 2014, respectively.

	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
	Derivative Assets-Equity	Derivative Liabilities- Interest Rate	Derivative Assets-Equity	Derivative Liabilities- Interest Rate	Derivative Assets-Equity	Derivative Liabilities- Interest Rate
	(in thousands)		(in thousands)		(in thousands)
Fair Value, beginning of period	$59	$(1,683)	$—	$(2,616)	$—	$(4,954)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(153)	(20)	826	—	2,338
Purchases	—	—	79	—	—	—
Sales	—	(107)	—	107	—	—
Issuances	—	—	—	—	—	—
Settlements	—	—	—	—	—	—
Other	(59)	—	—	—	—	—
Transfers into Level 3 (1)	—	—	—	—	—	—
Transfers out of Level 3 (1)	—	—	—	—	—	—

Fair Value, end of period	$—	$(1,943)	$59	$(1,683)	$—	$(2,616)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held
Included in earnings:
Realized investment gains (losses), net	$—	$(414)	$(20)	$840	$—	$2,210

(1) Transfers into or out of Level 3 are generally reported at the value as of the beginning of the period in which the transfer occurs.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. There were fair value reserve adjustments for the year ended December 31, 2016. The carrying value of these loans as of December 31, 2016 was $46,716 thousand. Similar nonrecurring fair value adjustments on commercial mortgage and other loans resulted in losses of $(5,375) and $0 thousand for the years ended December 31, 2016 and 2015, respectively. The reserve adjustments were based on discounted cash flows utilizing market rates.

Impairments of $50 thousand, $97 thousand and $41 thousand were recorded for the years ended December 31, 2016, 2015 and 2014, respectively, on certain cost method investments. The impairments were based primarily on discounted future cash flow models, and, where appropriate, valuations provided by the general partners taking into consideration with deal and management fee expenses and classified as Level 3 in the hierarchy.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Fair Value of Financial Instruments – The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2016
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$—	$5,358,957	$5,358,957	$5,267,053
Cash and cash equivalents	37,629	—	—	37,629	37,629
Accrued investment income	—	179,079	—	179,079	179,079
Reinsurance recoverables	—	—	655,607	655,607	655,607
Other long-term investments (2)	—	—	—	—	2,776
Other assets	—	40,065	—	40,065	40,065

Total Assets	$37,629	$219,144	$6,014,564	$6,271,337	$6,182,209

Liabilities:
Policyholders’ account balances - investment contracts	$—	$—	$25,614,233	$25,614,233	$25,593,558
Reinsurance payables	—	—	655,600	655,600	655,600
Cash collateral for loaned securities	—	522,279	—	522,279	522,279
Other liabilities	—	184,822	—	184,822	184,822
Separate account liabilities - investment contracts	—	40,628,732	1,798,827	42,427,559	42,427,559

Total Liabilities	$—	$41,335,833	$28,068,660	$69,404,493	$69,383,818

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	December 31, 2015
	Fair Value (3)				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$—	$5,428,867	$5,428,867	$5,344,334
Cash and cash equivalents	15,786	—	—	15,786	15,786
Accrued investment income	—	181,999	—	181,999	181,999
Reinsurance recoverables	—	—	649,538	649,538	649,538
Other long-term investments (2)	—	—	2,050	2,050	1,913
Other assets	—	63,438	—	63,438	63,438

Total Assets	$15,786	$245,437	$6,080,455	$6,341,678	$6,257,008

Liabilities:
Policyholders’ account balances - investment contracts	$—	$—	$24,385,672	$24,385,672	$24,377,708
Reinsurance payables	—	—	650,575	650,575	650,575
Cash collateral for loaned securities	—	340,257	—	340,257	340,257
Other liabilities	—	157,651	—	157,651	157,651
Separate account liabilities - investment contracts	—	44,261,437	3,802,078	48,063,515	48,063,515

Total Liabilities	$—	$44,759,345	$28,838,325	$73,597,670	$73,589,706

(1)

Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

(2)

Effective January 1, 2016, the Company adopted new accounting guidance, ASU 2015-07. As a result of the adoption of this new guidance, certain other long-term investments are no longer classified in the fair value hierarchy. Prior period amounts have been conformed to the current period presentation. At December 31, 2016 and December 31, 2015, the fair values of these cost method investments were $3,108 thousand and $2,050 thousand, respectively, which had been previously classified in Level 3 at December 31, 2015. The carrying values of these investments were $2,776 thousand and $1,913 thousand as of December 31, 2016 and December 31, 2015, respectively.

(3)	Prior period amounts are presented on a basis consistent with the current period presentation.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below:

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Cash, Accrued Investment Income, Reinsurance Recoverables and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, and accounts receivable.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Other Long Term Investments

The Company believes that due to the short-term nature of these assets, the carrying value approximates the fair value.

Policyholders’ Account Balances – Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.

Separate Account Liabilities–Investment Contracts

Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Reinsurance payables

The Company believes that due to the short-term nature of these liabilities, the carrying value approximates the fair value.

Other Liabilities

Other liabilities are primarily payables, such as unsettled trades, drafts and accrued expense payables. Due to the short-term until settlement of these liabilities, the Company believes that carrying value approximates fair value.

12.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company also uses swaptions, interest rate caps and interest rate floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions and interest rate caps and floors are included in interest rate options.

Foreign Exchange Contracts

Currency derivatives, including forwards and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. Under currency forwards, the Company agrees with PGF to deliver a specified amount of an identified currency at a specified future date. Typically the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with PGF to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Equity Contracts

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Other Contracts

TBAs. The Company uses “to-be-announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Synthetic Guarantees. The Company sells synthetic guaranteed investment contracts (“GICs”), through both full service and investment-only sales channels, to investment vehicles primarily used by qualified defined contribution pension plans. The synthetic GICs are issued in respect of assets that are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts establish participant balances and credit interest thereon. The participant balances are supported by the underlying assets. In connection with certain participant-initiated withdrawals, the contract guarantees that after all underlying assets are liquidated, any remaining participant balances will be paid by the Company. Under U. S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

Embedded Derivatives. The Company sells variable annuity products and separate account funding agreements, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains portfolio of derivative instruments that is intended to offset certain risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps and other instruments.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, by the primary underlying, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk. This netting impact results in total derivative assets of $276,923 thousand and $259,244 thousand as of December 31, 2016 and 2015, respectively, and total derivative liabilities of $1,943 thousand and $1,683 thousand as of December 31, 2016 and 2015, respectively, reflected in the Consolidated Statements of Financial Position.

Based on notional amounts, most of the Company’s derivatives do not qualify for hedge accounting as follows: i) derivatives that economically hedge embedded derivatives do not qualify for hedge accounting because changes in the fair value of the embedded derivatives are already recorded in net income, and ii) synthetic GICs, which are product standalone derivatives, do not qualify as hedging instruments under hedge accounting rules.

	December 31, 2016			December 31, 2015
		Fair Value			Fair Value
Primary Underlying/Instrument Type	Notional Amount	Assets	Liabilities	Notional Amount	Assets	Liabilities
	(in thousands)			(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$261,250	$27,852	$(1,135)	$190,361	$16,671	$—

Total Qualifying Hedges	$261,250	$27,852	$(1,135)	$190,361	$16,671	$—

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	2,826,315	155,530	(89,506)	3,281,328	149,242	(83,229)
Interest Rate Options	677,000	—	(9,490)	—	—	—
Foreign Currency
Foreign Currency Forwards	239,864	10,807	(208)	49,506	876	(104)
Currency/Interest Rate
Foreign Currency Swaps	1,216,342	190,617	(4,243)	1,349,489	198,371	(338)
Equity
Total Return Swaps	106,794	245	(5,651)	—	—	—
Equity Options	516	—	—	901	59	—

Total Non-Qualifying Derivatives	$5,066,831	$357,199	$(109,098)	$4,681,224	$348,548	$(83,671)

Total Derivatives (1)	$5,328,081	$385,051	$(110,233)	$4,871,585	$365,219	$(83,671)

(1)

Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $31,665 thousand as of December 31, 2016 and a net liability of $29,600 thousand as of December 31, 2015, included in “Future policy benefits”, “Fixed maturities, available-for-sale” and “Other long-term investments”.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting agreement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$385,050	$(108,127)	$276,923	$(276,923)	$—
Securities purchased under agreements to resell	139,970	—	139,970	(139,970)	—

Total Assets	$525,020	$(108,127)	$416,893	$(416,893)	$—

Offsetting of Financial Liabilities:
Derivatives(1)	$108,289	$(108,289)	$—	$—	$—

Total Liabilities	$108,289	$(108,289)	$—	$—	$—

	December 31, 2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$365,160	$(105,975)	$259,185	$(214,809)	$44,376

Total Assets	$365,160	$(105,975)	$259,185	$(214,809)	$44,376

Offsetting of Financial Liabilities:
Derivatives(1)	$81,988	$(81,988)	$—	$—	$—

Total Liabilities	$81,988	$(81,988)	$—	$—	$—

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Counterparty Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise right of offset. See Note 2 for additional information.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are interest rate swaps and currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$1,875	$14,685	$(4,869)

Total cash flow hedges	$—	$1,875	$14,685	$(4,869)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	$(56,938)	$—	$—	$—
Currency	8,232	—	—	—
Currency/Interest Rate	43,007	—	878	—
Credit	—	—	—	—
Equity	(17,189)	—	—	—
Embedded Derivatives	42,429	—	—	—

Total non-qualifying hedges	19,541	—	878	—

Total	$19,541	$1,875	$15,563	$(4,869)

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$1,196	$10,775	$2,893

Total cash flow hedges	$—	$1,196	$10,775	$2,893

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	$27,879	$—	$—	$—
Currency	2,455	—	—	—
Currency/Interest Rate	143,955	—	2,531	—
Credit	(7)	—	—	—
Equity	(20)	—	—	—
Embedded Derivatives	925	—	—	—

Total non-qualifying hedges	175,187	—	2,531	—

Total	$175,187	$1,196	$13,306	$2,893

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$142	$5,923	$69

Total cash flow hedges	$—	$142	$5,923	$69

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(114,227)	$—	$—	$—
Currency	1,835	—	—	—
Currency/Interest Rate	118,450	—	2,191	—
Credit	(209)	—	—	—
Equity	(45)	—	—	—
Embedded Derivatives	1,688	—	—	—

Total non-qualifying hedges	7,492	—	2,191	—

Total	$7,492	$142	$8,114	$69

(1)	Amounts deferred in “Accumulated other comprehensive income (loss)”.

For the years ended December 31, 2016, 2015 and 2014, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2013	$(1,232)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	6,135
Amount reclassified into current period earnings	(6,065)

Balance, December 31, 2014	(1,162)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	14,803
Amount reclassified into current period earnings	(11,911)

Balance, December 31, 2015	1,730
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	12,213
Amounts reclassified into current period earnings	(17,082)

Balance, December 31, 2016	$(3,139)

Using December 31, 2016 values, it is estimated that a pre-tax gain of $3,277 thousand will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2017, offset by amounts pertaining to the hedged items. As of December 31, 2016, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 14 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Comprehensive Income.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Credit Derivatives

The Company has no written or purchased credit protection as of December 31, 2016 and 2015.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions is represented by the contracts with a positive fair value at the reporting date.

The Company has credit risk exposure to PGF, an affiliate, related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, where appropriate. In the normal course of business, the Company may receive or post securities or cash collateral with PGF. Securities collateral is not recognized on the Consolidated Statements of Financial Position. Cleared derivatives are transactions between the Company and a counterparty where the transactions are cleared through a clearinghouse, such that each derivative counterparty is only exposed to the default of the clearinghouse. These cleared transactions require initial and daily variation margin collateral postings and include certain interest rate swaps and credit default swaps entered into on or after June 10, 2013, related to guidelines under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Company also enters into exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perceptions of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty credit spread is applied to OTC derivative net asset positions.

13.	DEBT

The Company became a member of the Federal Home Loan Bank of Boston (“FHLBB”) in December 2009. Membership allows the Company access to collateralized advances. The Company’s membership in the FHLBB requires the ownership of member stock and borrowings from the FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity of the obligation. As of December 31, 2016, the Company had no advances outstanding under the FHLBB facility.

Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department, the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior year statutory admitted assets or 25% of prior year statutory surplus, resulting in a maximum borrowing capacity for the Company under the FHLBB facility of approximately $245 million as of December 31, 2016.

14.    COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company has various commitments related to its investment activities, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loan Commitments

	As of December 31,
	2016	2015
	(in thousands)
Total outstanding commercial mortgage and other loan commitments	$88,941	$175,820

Commitments to Purchase Investments (excluding Commercial Mortgage and Other Loans)

	As of December 31,
	2016	2015
	(in thousands)
Expected to be funded from the general account and other operations outside the separate accounts	$243,672	$200,209
Expected to be funded from the separate accounts	42,573	43,446
Portion of separate account commitments with recourse to the Company	—	—

Other Guarantees

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2016, the Company has no accrued liability balances associated with all other financial guarantees and indemnity arrangements.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers or other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially effected as a result of payments in connection with the matters discussed below or other matters depending, in part, upon the results of operations or cash flows for such period. The Company believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time is often inherently uncertain.

Escheatment Audit and Claims Settlement Practices Market Conduct Exam

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

Other Matters

Securities Lending Matter

In 2016, the Company self-reported to the SEC, and notified other regulators, that in some cases it failed to maximize securities lending income due to a long-standing restriction benefiting the Company that limited the availability of loanable securities for certain separate account investments. The Company has removed the restriction and substantially implemented a remediation plan for the benefit of customers. The Company intends to complete the remediation process. The remediation plan remains subject to regulatory review and the Company is cooperating with regulators in their review of this matter.

Wood II, et al. v. PRIAC

In December 2015, a putative class action complaint entitled, Leonard D. Wood II on behalf of the KeHe Distributors, Inc. 401(k) Retirement Saving Non-Union Plan and Maya Shaw on behalf of the Exco Resources, Inc. 401(k) Plan and all other similarly situated ERISA-covered employee pension benefit plans v. PRIAC was filed in the United States District Court, District of Connecticut. The complaint: (i) seeks certification of a class of all ERISA-covered employee pension benefit plans whose plan assets were invested in group annuity contract stable value funds within six years prior to, on, or after December 3, 2015; and (ii) alleges that PRIAC breached its fiduciary obligations and accepted excessive compensation by crediting rates on the stable value accounts that are

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

less than PRIAC’s internal rate of return on those plan assets without disclosing this spread to the plans. In February 2016, PRIAC filed a motion to dismiss the complaint. In September 2016, the Court issued a decision: (i) denying PRIAC’s motion to dismiss the claim alleging that it is a fiduciary under ERISA; and (ii) granting PRIAC’s motion to dismiss the claim alleging non-fiduciary liability. In October 2016, PRIAC filed its Answer. In January 2017, Plaintiffs filed a motion for class certification. In February 2017, the court granted the unopposed motion of plaintiff Wood on behalf of the KeHe plan to dismiss the case as to the KeHe plan without prejudice.

Muir v. PRIAC, et al.

In February 2016, a putative class action complaint entitled Randall C. Muir, on behalf of the Ferguson Enterprises, Inc. 401(k) Retirement Savings Plan and All Other Similarly Situated Plans v. PRIAC, Prudential Bank & Trust, FSB, and Prudential Investment Management Services, LLC, was filed in the United States District Court, District of Connecticut. The complaint: (i) seeks certification of a class of all ERISA-covered employee pension benefit plans with which Prudential has maintained a contractual relationship based on a group annuity contract or group funding agreement; and (ii) alleges that the defendants breached their fiduciary obligations by accepting revenue sharing payments from investment vehicles in its separate accounts and/or by accepting excessive compensation by crediting rates on stable value accounts that are less than PRIAC’s internal rate of return. In April 2016, Plaintiff filed an unopposed motion to consolidate this lawsuit with the Rosen lawsuit. In May 2016, the Court granted the unopposed motion to consolidate the Muir and Rosen lawsuits. In November 2016, Plaintiff filed a Notice of Voluntary Dismissal without Prejudice. The Muir case has been removed from the Court’s docket.

Rosen, v. PRIAC, et al.

In December 2015, a putative class action complaint entitled Richard A. Rosen,on behalf of the Ferguson Enterprises, Inc. 401(k) Retirement Savings Plan and On behalf of All Other Similarly Situated Employee Benefit Plans v. PRIAC, Prudential Bank & Trust, FSB and Prudential Investment Management Services, LLC was filed in the United States District Court, District of Connecticut. The complaint: (i) seeks certification of a class of all ERISA-covered employee pension benefit plans with which Prudential has maintained a contractual relationship based on a group annuity contract or group funding agreement; and (ii) alleges that the defendants breached their fiduciary obligations by accepting revenue sharing payments from investment vehicles in its separate accounts and/or by accepting excessive compensation by crediting rates on stable value accounts that are less than PRIAC’s internal rate of return. In April 2016, Plaintiff filed an amended complaint: (i) removing Prudential Investment Management Services, LLC, as a defendant; (ii) withdrawing all claims concerning Stable Value Accounts; and (iii) adding as defendants the employer/sponsor of Plaintiff’s retirement plan (Ferguson Enterprises, Inc.), and the investment advisor for Plaintiff’s retirement plan (Capital Partners, LLC d/b/a Captrust Financial Advisors). In May 2016, the Muir v. PRIAC case was consolidated with this lawsuit. In June 2016, PRIAC, along with the other named defendants, filed motions to dismiss the amended complaint. In December 2016, the court granted defendants’ motions to dismiss with prejudice. In January 2017, Plaintiff filed a Notice of Appeal to the Second Circuit. In March 2017, Plaintiff filed a voluntary dismissal with prejudice as to the Ferguson plan and Captrust. The court has set a briefing schedule for the appeal.

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, a loss may be reasonably possible but is not reasonably estimable.

PART C

OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS

(1)	Financial Statements of Prudential Retirement Insurance and Annuity Company (Depositor) and the Financial Statements of the PRIAC Variable Contract Account A (Registrant) as of December 31, 2016 appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

(b)	EXHIBITS

(1)	Resolution of the Board of Directors of Prudential Retirement Insurance and Annuity Company authorizing establishment of the PRIAC Variable Contract Account A. (Note 2)

(2)	N/A

(3)	Distribution Agreement between Prudential Investment Management Services LLC (Underwriter) and Prudential Retirement Insurance and Annuity Company (Depositor). (Note 2)

(4)	(a) Form of Investment Agreements with accompanying Target Guaranteed Withdrawal Riders issued by PRIAC. (Note 7)

(5)	(a) Form of Application for Investment Agreements issued by PRIAC. (Note 3)

(6)	(a) Articles of Incorporation of Prudential Retirement Insurance and Annuity Company, as amended March 31, 2004. (Note 2)

(b) By-laws of Prudential Retirement Insurance and Annuity Company, as amended June 2006. (Note 3)

(7)	Other material contracts performed in whole or in part after the date the Registration Statement is filed:

(a) Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and Prudential Retirement Insurance and Annuity Company. (Note 4)

(b) Addendum to Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and Prudential Retirement Insurance and Annuity Company. (Note 5)

(c) Information Sharing Agreement between The Vanguard Group, Inc. and the Prudential Insurance Company of America and affiliates. (Note 6)

(8)	Consent and Opinion of C. Christopher Sprague, Vice President and Corporate Counsel, as to legality of the securities being registered. (Note 1)

(9)	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)

(10)	N/A

(11)	N/A

(12)	Powers of Attorney for Christine C. Marcks, Nandini Mongia, John J. Kalamarides, Elizabeth Marin, James M. O’Connor, Timothy L. Schmidt, George P. Waldeck, Brent Walder and Stanley Lezon. (Note 1)

Note 1	Filed herewith.
Note 2	Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334, filed April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 3	Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-4 Registration Statement No. 333-162553, filed May 4, 2010 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 4	Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement No. 333-162553, filed December 28, 2011 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 5	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement No. 333-162553, filed April 13, 2012 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 6	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement No. 333-162553, filed April 15, 2013 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 7	Incorporated by reference to the initial Pre-Effective filing to Form N-4 Registration Statement No. 333-199286, filed October 10, 2014 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

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ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and major officers of Prudential Retirement Insurance and Annuity Company are listed below:

Name and Principal Business Address	Position and Offices with Depositor

Christine C. Marcks 280 Trumbull Street Hartford, CT 06103-3509	Director and President

Nandini Mongia 280 Trumbull Street Hartford, CT 06103-3509	Director, Senior Vice President and Chief Financial Officer

John J. Kalamarides 280 Trumbull Street Hartford, CT 06103-3509	Director and Senior Vice President

James M. O’Connor 751 Broad Street Newark, NJ 07102-3714	Director and Senior Vice President

Timothy L. Schmidt 655 Broad Street Newark, NJ 07102-4410	Director, Senior Vice President and GPM Global Chief Investment Officer

Elizabeth Marin 751 Broad Street Newark, NJ 07102-3714	Director and Assistant Treasurer

George P. Waldeck 280 Trumbull Street Hartford, CT 06103-3509	Director and Senior Vice President

Brent Walder 280 Trumbull Street Hartford, CT 06103-3509	Director, Senior Vice President and Chief Actuary

Scott G. Sleyster 655 Broad Street Newark, NJ 07102-4410	PFI Chief Investment Officer

Robert H. Tyndall 280 Trumbull Street Hartford, CT 06103-3509	Senior Vice President

Kenneth Y. Tanji 751 Broad Street Newark, NJ 07102-3714	Treasurer

Craig R. Gardner 655 Broad Street Newark, NJ 07102-4410	Chief Risk Officer

Sara Bonesteel 655 Broad Street Newark, NJ 07102-4410	Vice President and Chief Investment Officer

Stanley Lezon 280 Trumbull Street Hartford, CT 06103-3509	Controller and Vice President

Karen M. Sills 280 Trumbull Street Hartford, CT 06103-3509	Secretary

Charles H. Smith 751 Broad Street Newark, NJ 07102-3714	Anti-Money Laundering Officer

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ITEM 26.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a corporation organized under the laws of Connecticut, is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company organized under the laws of New Jersey. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (PFI), a New Jersey insurance holding company.

PRIAC may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: PRIAC Variable Contract Account A, CIGNA Variable Annuity Separate Account I.

In addition, PRIAC and the Registrant may be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed February 17, 2017, the text of which is hereby incorporated by reference.

ITEM 27.    NUMBER OF CONTRACT OWNERS

As of January 31, 2017, there were 2 owners of qualified Contracts and 0 owners of non-qualified Contracts offered by the Registrant under the Prudential Retirement Security Annuity VI.

ITEM 28.    INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Connecticut, being the state of organization of Prudential Retirement Insurance and Annuity Company (“PRIAC”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Connecticut law permitting indemnification can be found in Section 33-771 of the Connecticut General Statutes Annotated. The text of PRIAC’s By-law, Article IX, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 6(b).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.    PRINCIPAL UNDERWRITERS

(a)	Prudential Investment Management Services LLC (“PIMS”)

PIMS is distributor and principal underwriter for the PGIM Investments family of mutual funds.

PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc.; The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; The Prudential Variable Contract GI-2; The Prudential Discovery Premier Group Variable Contract Account; The Prudential Discovery Select Group Variable Contract Account; and PRIAC Variable Contract Account A.

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(b)	Information concerning the officers and directors of PIMS is set forth below.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER

Adam Scaramella 213 Washington Street Newark, NJ 07102-3719	President

James V. Gemus 80 Livingston Avenue Roseland, NJ 07068-1753	Executive Vice President

Christine C. Marcks 280 Trumbull Street Hartford, CT 06103-3509	Executive Vice President

Gary F. Neubeck	Executive Vice President

Stuart S. Parker	Executive Vice President

Peter J. Boland	Senior Vice President and Chief Administrative Officer

John N. Christolini 280 Trumbull Street Hartford, CT 06103-3509	Senior Vice President and Co-Chief Compliance Officer

Mark R. Hastings	Senior Vice President and Chief Compliance Officer

Michael J. King 751 Broad Street Newark, NJ 07102-3714	Senior Vice President, Secretary and Chief Legal Officer

Michael J. McQuade Three Gateway Center Newark, NJ 07102-4061	Senior Vice President, Treasurer and Chief Financial Officer

Monica J. Oswald 280 Trumbull Street Hartford, CT 06103-3509	Senior Vice President and Co-Chief Operations Officer

Hansjerg P. Schlenker	Senior Vice President and Chief Operations Officer

Charles H. Smith 751 Broad Street Newark, NJ 07102-3714	Vice President and Anti-Money Laundering Officer

Robert P. Smit Three Gateway Center Newark, NJ 07102-4061	Vice President, Assistant Treasurer and Controller

*	The address of each person named is 655 Broad Street, Newark, NJ 07102-4410, unless otherwise noted above.

(c)	Commissions received by PIMS during the last fiscal year with respect to the Prudential Retirement Security Annuity IV issued through the registrant separate account. As of the date of this registration statement, PIMS has not yet received any commissions with respect to Prudential Retirement Security Annuity VI issued through the registrant separate account.

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Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Prudential Investment Management Services LLC	$16,021	$-0-	$-0-	$-0-

ITEM 30.     LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through PRIAC at the following addresses:

Prudential Retirement Insurance and Annuity Company

280 Trumbull Street

Hartford, CT 06103

The Prudential Insurance Company of America

and PGIM, Inc.,

655 Broad Street

Newark, NJ 07102

The Prudential Insurance Company of America

and PGIM, Inc.

751 Broad Street

Newark, NJ 07102-3714

The Prudential Insurance Company of America

and PGIM, Inc.

Gateway Buildings Two, Three and Four

100 Mulberry Street

Newark, NJ 07102

The Prudential Insurance Company of America

213 Washington Street

Newark, NJ 07102

The Prudential Insurance Company of America

c/o PGIM Investments

30 Scranton Office Park

Scranton, PA 18507-1789

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, NJ 08830

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, CO 80111

ITEM 31.     MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant—Not Applicable.

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ITEM 32.     UNDERTAKINGS

(a)	Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)	Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)	Prudential Retirement Insurance and Annuity Company hereby represents that the fees and charges deducted under the Contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Retirement Insurance and Annuity Company.

TEXAS ORP

The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, PRIAC Variable Contract Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and the State of Connecticut on this 21st day of April, 2017.

PRIAC VARIABLE CONTRACT ACCOUNT A (Registrant)

BY:	/s/ Srinivas D. Reddy
SRINIVAS D. REDDY VICE PRESIDENT, PRODUCT AND INVESTMENT MANAGEMENT, PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (Depositor)

BY:	/s/ Srinivas D. Reddy
SRINIVAS D. REDDY VICE PRESIDENT, PRODUCT AND INVESTMENT MANAGEMENT, PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE AND TITLE

*
CHRISTINE C. MARCKS
DIRECTOR AND PRESIDENT

*
NANDINI MONGIA
DIRECTOR AND CHIEF FINANCIAL OFFICER

*
JOHN J. KALAMARIDES
DIRECTOR

*
ELIZABETH MARIN
DIRECTOR AND ASSISTANT TREASURER

*
JAMES M. O’CONNOR
DIRECTOR

SIGNATURE AND TITLE

*
TIMOTHY L. SCHMIDT
DIRECTOR

*
GEORGE P. WALDECK
DIRECTOR

*
BRENT WALDER
DIRECTOR

*
STANLEY LEZON
CONTROLLER

*BY:	/s/ C. Christopher Sprague
C. CHRISTOPHER SPRAGUE
(ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit No.	Description

8	Consent and Opinion of C. Christopher Sprague, Vice President and Corporate Counsel, as to the legality of the securities being registered.

9	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

12	Powers of Attorney for Christine C. Marcks, Nandini Mongia, John J. Kalamarides, Elizabeth Marin, James M. O’Connor, Timothy L. Schmidt, George P. Waldeck, Brent Walder and Stanley Lezon.